EX99.6(u)

                        COLLEGE RETIREMENT EQUITIES FUND
                      730 Third Avenue, New York, NY 10017

                           RETIREMENT SELECT CONTRACT


RETIREMENT SELECT
    CONTRACT NO.:  [xxxxxxxx]
CONTRACTHOLDER:  [National Academy of Sciences]
DATE OF ISSUE:  [January 1, 2004]


      This contract ("the Contract") was made and delivered in the State of [New York], and is subject to the laws and regulations thereof.

      This contract is issued in consideration of the payment of Premiums by the Contractholder to the College Retirement Equities Fund ("CREF").

      The Contract may be amended by agreement of CREF and the Contractholder without the consent of any other person, provided that such change does not reduce the then current Accumulation of any Participant, or any benefit purchased under the Contract up to that time. CREF may stop accepting Premiums under the Contract at any time.

      The provisions contained on the following pages (the Certificate) are part of the Contract.


           /s/ E. Laverne Jones                 /s/ Herbert M. Allison, Jr.
      ----------------------------            -------------------------------
              VICE PRESIDENT                           PRESIDENT AND
         AND CORPORATE SECRETARY                  CHIEF EXECUTIVE OFFICER

                         COLLEGE RETIREMENT EQUITIES FUND
                    730 THIRD AVENUE, NEW YORK, N.Y. 10017-3206
                             TELEPHONE: [800-842-2733]

                           RETIREMENT SELECT CERTIFICATE

PARTICIPANT: [ John D. Professor ]
CERTIFICATE NUMBER: [X-xxxxxx-x ]
DATE OF ISSUE: [ 01 01 2004]

This certificate states the rights that you, the participant, have under a Retirement Select contract (the Contract) issued by College Retirement Equities Fund (CREF) to the contractholder. PLEASE READ YOUR CERTIFICATE. IT IS IMPORTANT.

                               GENERAL DESCRIPTION

All premiums for this certificate must be remitted under the terms of your employer plan. You may allocate your premiums to one or more of the CREF accounts described in your certificate. Each premium allocated to a CREF account purchases a number of accumulation units representing your share in the CREF account. ACCUMULATIONS IN CREF ACCOUNTS ARE NOT GUARANTEED AND MAY INCREASE OR DECREASE DEPENDING PRIMARILY ON INVESTMENT RESULTS. Your rights under this certificate are subject to the vesting provisions of your employer plan.

You may, in accordance with the terms of your employer plan, convert your accumulation units to an income of annuity units in one or more of the CREF accounts. If you die before your certificate's maturity date, your accumulation will provide a death benefit for your beneficiary.

Subject to the terms of your employer plan, you may withdraw all or part of your accumulation before your certificate's maturity date. You may transfer all or part of your accumulation among the CREF accounts available under the terms of your employer plan or to a companion TIAA certificate, if any.

THIS CERTIFICATE DOES NOT GUARANTEE ANY FIXED-DOLLAR BENEFITS. IT CANNOT BE ASSIGNED AND IT DOES NOT PROVIDE FOR LOANS.

If you have any questions about your certificate or need help to resolve a problem, you can contact us at the address or phone number above.


         /s/ E. Laverne Jones                /s/ Herbert M. Allison, Jr.
         --------------------                ---------------------------
            VICE PRESIDENT                     CHAIRMAN, PRESIDENT AND
        AND CORPORATE SECRETARY                CHIEF EXECUTIVE OFFICER



                            GROUP FLEXIBLE PREMIUM
                        DEFERRED VARIABLE UNIT-ANNUITY



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                             INDEX OF PROVISIONS

                                SECTION                                  SECTION

Accounts                                   Income Change Method ............. 16
  - Definition .....................  1    Internal Transfers
  - Deletion of .................... 67      - Crediting .................... 50
Accumulation - Definition ..........  3      - Definition ................... 17
Accumulation Units .................  2      - Effective Date ............... 48
Annuity Benefit                              - Payment of ................... 47
  - Annuity Unit ...................  5      - Systematic ................... 49
  - Unit-Annuity ................... 26      - To a TIAA Payout Annuity ..... 51
Annuity Starting Date                      IRC .............................. 18
  - Definition .....................  4    Lapse
  - Required Beginning ............. 22      - Protection Against ........... 35
Assignment - Void and of No Effect . 64    Laws and Regulations
Benefits                                     - Compliance with .............. 74
  - Based on Incorrect Data ........ 72    Liability of CREF ................ 58
  - Requests for ................... 76    Loans - No provision for ......... 63
Business Day .......................  7    Lump-sum Benefit
Certificate ........................ 29      - Availability of .............. 52
Claims of Creditors                          - Definition ................... 19
  - Protection Against ............. 65      - Effective Date ............... 53
Commuted Value - Definition ........  8      - Payment of ................... 54
Companion TIAA Certificate ......... 31      - Systematic Withdrawals ....... 55
Contestability ..................... 30    Maturity Date .................... 20
Contract                                   Payee ............................ 21
  - Consists of .................... 28    Payment to an Estate,
Contractholder .....................  9      Trustee, etc . 70
Correspondence with us ............. 76    Premiums
Death Benefit                                - Allocation of ................ 33
  - Beneficiary ....................  6      - Overpayment of ............... 75
  - Definition ..................... 10      - Payment of ................... 32
  - Internal Transfers and Switches          - Taxes ........................ 34
    Available to a Beneficiary ..... 46    Proof of Survival ................ 73
  - Methods of Payment ............. 43    Report of Accumulation ........... 62
  - Naming Your Beneficiary ........ 42    Restrictions on Distributions
  - Number of Annuity Units ........ 44      - IRC Section 401(k) ........... 59
  - Payment of ..................... 41      - IRC Section 403(b) ........... 60
  - Payments after Death of                Rules of the Fund - Definition ... 23
    Beneficiary .................... 45    Second Participant ............... 24
Elections and Changes                      Service of Process upon CREF ..... 71
  - Procedure ...................... 68    Spouse's Rights
Employer Plan ...................... 11      - Definition ................... 25
Employer Plan Fee Withdrawals ...... 61      - Rights to Benefits ........... 56
  - Definition ..................... 12      - Waiver of Rights ............. 57
ERISA .............................. 13    Tax-Free Rollover
Funding Vehicle .................... 14      - Right to ..................... 69
Income Benefit                             Valuation Day .................... 27
  - Definition ..................... 15    Vesting .......................... 66
  - Internal Transfers and
    Switches under a Unit-Annuity .. 40
  - Number of Annuity Units ........ 39
  - Options ........................ 37
  - Payments during a guaranteed
    period ......................... 38
  - Starting Payments .............. 36


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                             PART A: PARTICIPANT DATA


                       Participant:        [John D. Professor]
            Social Security Number:        [xxx-xx-xxxx]
                     Date of Birth:        [03 17 1963]
                        Issue Date:        [01 01 2004]
             Annuity Starting Date:        [04 01 2028]

                Certificate Number:        [X-xxxxxx-x]
 Companion TIAA Certificate Number:        [X-xxxxxx-x/NONE]
                  Retirement Select
                   Contract Number:        [xxxxxxxx]
                    Contractholder:        [National Academy of Sciences]
                          Employer:        [ABC University]

The contract under which this certificate is issued is made and delivered in [the State of state], and is subject to the laws and regulations thereof.




                            VARIABLE TEXT ENTRIES


[The [beneficiary designation / premium allocation / beneficiary designation and the premium allocation] in effect for your CREF [RA, SRA, GRA, GSRA, (or other product name)] unit-annuity [number xxxxxxxx (if applicable)] as of this certificate's date of issue is now also in effect for this certificate. [You can change your premium allocation at any time, as explained in the Allocation of Premiums section.]

You also have the right to change beneficiaries as explained in your certificate. [However, any spousal beneficiary waiver currently in effect for your CREF [RA, SRA, GRA, GSRA, (or other product name)] unit-annuity [number xxxxxxxx (if applicable)] cannot be carried over to this certificate, and your spouse will retain his/her survivor rights required under federal law. In order to waive your spouse's rights to survivor benefits under your annuity, you must complete a new waiver and return it to us.]]


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                      PART B: TERMS USED IN THIS CERTIFICATE


1. ACCOUNTS. CREF maintains the following investment accounts, each with its own distinct investment portfolio:

            [The CREF STOCK ACCOUNT maintains a broadly diversified portfolio consisting primarily of common stocks.

            The CREF GLOBAL EQUITIES ACCOUNT maintains a broadly diversified portfolio consisting primarily of foreign and domestic common stocks.

            The CREF EQUITY INDEX ACCOUNT maintains a portfolio consisting primarily of domestic stocks selected to track the overall U.S. stock market.

            The CREF GROWTH ACCOUNT maintains a portfolio consisting primarily of common stocks that we believe present the opportunity for exceptional growth.

            The CREF SOCIAL  CHOICE  ACCOUNT  maintains  a portfolio  consisting
            primarily   of  common   stocks,   investment   grade  fixed  income
            securities, and short-term debt securities.

            The CREF MONEY  MARKET  ACCOUNT  maintains  a  portfolio  consisting
            primarily   of   short-term   debt   securities   and  money  market
            instruments.

            The CREF BOND MARKET ACCOUNT maintains a portfolio consisting primarily of investment grade fixed income securities.

            The CREF INFLATION-LINKED BOND ACCOUNT maintains a portfolio consisting primarily of inflation-indexed bonds issued by the U.S. Government and its agencies, foreign governments and corporate entities.]

      In the future, CREF may establish other accounts with other investment portfolios, and may delete accounts as described in section 67.

2. ACCUMULATION UNITS. Each CREF account maintains a separate accumulation unit value. The current value of each account's accumulation unit is based on the market value of that account's investments, and will be determined in accordance with the Rules of the Fund. The number of your accumulation units in any account under your certificate will be increased and decreased in accordance with the Rules of the Fund. The number will be increased if:

            A)    you allocate  premiums to that account under your certificate;
                  or

            B) you transfer to that account under your certificate from another CREF account or from your companion TIAA certificate;

      and the number will be decreased if:

            C)    any premium taxes are deducted from that account; or

            D) any employer plan fee withdrawals are deducted from that account; or


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            E)    any  accumulation  units from that  account are applied to the payment of benefits or internal transfers; or

            F)    any required minimum distributions are paid from that account.

3. Your ACCUMULATION is equal to the sum of the value of all of your accumulation units in all of the accounts under your certificate. Your accumulation will provide the benefits described in your certificate.

4. Your ANNUITY STARTING DATE is the date you first exchange accumulation units for annuity units in order to provide unit-annuity payments. Your scheduled annuity starting date is shown on page 3. You may change your annuity starting date provided that it not be earlier than the earliest date allowed under your employer plan, nor later than your required beginning date, as described in section 22.

5. An ANNUITY UNIT is the unit of payment for all unit-annuity benefits. The value of an annuity unit changes from time to time to reflect the investment, mortality and expense experience of the account. There is a separate and distinct annuity unit value for each income change method within each CREF account. The value of each annuity unit is determined, using actuarial methods, in accordance with the Rules of the Fund.

6. BENEFICIARIES are persons you name, in a form satisfactory to CREF as explained in section 42, to receive the death benefit if you die before your certificate's maturity date.

7. A BUSINESS DAY is any day that the New York Stock Exchange is open for trading. A business day ends at 4:00 P.M. Eastern time, or when trading closes on the New York Stock Exchange, if earlier.

8. The COMMUTED (discounted) VALUE is a one-sum amount paid in lieu of a series of payments that are not contingent upon the survival of a participant. The commuted value of a series of payments of annuity units is computed in accordance with the Rules of the Fund, in which it is referred to as the present value.

9. The CONTRACTHOLDER is the organization that remits premiums to this certificate. In accordance with the terms of your employer plan, the contractholder may exercise certain rights under this certificate.

10. The DEATH BENEFIT is the current value of your accumulation under this certificate at your death. It will be paid to your beneficiary under one of the methods set forth in Part E if you die before your certificate's maturity date.

11. An EMPLOYER PLAN is a plan satisfying the requirements of IRC Section 401(a), 401(k), 403(a), 403(b), 415(m), 457, or any other section providing similar benefits for employees.

12. EMPLOYER PLAN FEE WITHDRAWALS are amounts deducted from your accumulation in accordance with the terms of your employer plan to pay fees associated with the administration of the plan.

13.   ERISA is the Employee Retirement Income Security Act of 1974, as amended.


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14.   A FUNDING  VEHICLE is an annuity  contract,  custodial  account,  or trust designated to receive contributions under an employer plan.

15. An INCOME BENEFIT is a variable income payable to you under one of the income options set forth in Part D.

16. INCOME CHANGE METHOD. Unit-annuity payments are determined under one of two income change methods. Under the annual income change method, the amount of each unit-annuity payment is revalued once each year. Under the monthly income change method, the amount of each unit-annuity payment is revalued every month. The revaluation dates are defined in the Rules of the Fund.

17. An INTERNAL TRANSFER is the movement of accumulations between CREF accounts, or between this certificate and a companion TIAA certificate, if any. The provisions concerning internal transfers are set forth in Part F.

18. The IRC is the Internal Revenue Code of 1986, as amended. All references to any section of the IRC shall be deemed to refer not only to such section but also to any amendment thereof and any successor statutory provisions.

19. A LUMP-SUM BENEFIT is a withdrawal in a single sum of all or part of your accumulation. The provisions concerning lump-sum benefits are set forth in Part G.

20. Your certificate's MATURITY DATE is the date as of which all accumulations under the certificate have been distributed or used to provide annuity benefits. As of the maturity date all of CREF's obligations under this certificate will have been satisfied.

21. The PAYEE is a person named to receive any periodic payments or amounts due under an income option or method of payment of the death benefit as explained in sections 38 and 45.

22. Your REQUIRED BEGINNING DATE is the latest date on which you can begin to receive your accumulation in accordance with the rules of the IRC and the terms of your employer plan. Generally, it is the April 1 following the calendar year in which you attain age [70 1/2 ] or, if later, the April 1 following the calendar year in which you retire.

23. The RULES OF THE FUND govern all matters affecting your participation in CREF to the extent such matters are not specifically provided in this certificate. The Board of Trustees of CREF may amend the Rules of the Fund from time to time. Amendments to such Rules are effective only when approved by the Superintendent of Insurance of the State of New York as not being unfair, unjust, inequitable or prejudicial to the interest of anyone participating in CREF. A copy of the Rules of the Fund was furnished to you when this certificate was issued. You will be notified of all amendments to the Rules.

24. The SECOND PARTICIPANT is the person you name, if you choose to receive income under a two-life unit-annuity, to receive an income for life if he or she survives you. You may name any person eligible under CREF's practices then in effect to be a second participant, subject to the rights of your spouse as described in Part H.


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25.   SPOUSE'S  RIGHTS.  If you are  married,  your  spouse may be  entitled  to benefits as described in Part H.

26. A UNIT-ANNUITY is a series of periodic payments based on a specified number of annuity units payable at a stated payment frequency. Each unit-annuity payment is equal to the then-current value of one annuity unit multiplied by the number of annuity units payable. The value of each annuity unit will change either once each year or once each month according to the income change method you select. A CREF unit-annuity may be comprised of annuity units payable under one or both income change methods from one or more CREF accounts. The number of annuity units to be paid and their then-current value will be determined in accordance with the Rules of the Fund using actuarial methods. A unit-annuity benefit may be elected as described in Parts D and E.

27. A VALUATION DAY is a day on which the dollar values of the accumulation units in the CREF accounts are established. The procedure for determining valuation days is contained in the Rules of the Fund.


                           PART C: CONTRACT AND PREMIUMS

28. The CONTRACT constitutes the entire contract between CREF and the contractholder, and the provisions therein alone will govern with respect to the rights and obligations of CREF, the contractholder, and you. The payment of premiums is the consideration for the contract. The contract may be amended by agreement of CREF and the contractholder without the consent of any other person, provided that such change does not reduce the number of your accumulation units or the number of annuity units purchased for you under the contract up to that time. Any endorsement or amendment of this certificate or waiver of any of its provisions will be valid only if in writing and signed by an executive officer of CREF.

29. This CERTIFICATE states the rights that you, the participant, have under the contract. It is issued in return for premiums remitted on your behalf.

30.   CONTESTABILITY. The contract is incontestable.

31. COMPANION TIAA CERTIFICATE. Teachers Insurance and Annuity Association of America (TIAA) is a companion organization to CREF. A companion TIAA Retirement Select certificate was issued to you when you received this certificate if provided for under the terms of your employer plan. The certificate number for any such companion TIAA certificate is shown on page 3.

32. PREMIUMS for this certificate must be remitted under the terms of your employer plan. Premiums include any transfers, other than internal transfers, to this certificate from other funding vehicles. Premiums may be stopped at any time without notice to CREF and then resumed without payment of any past due premium or penalty of any kind. CREF reserves the right to stop accepting premiums under the contract at any time. CREF will not accept premiums paid on your behalf after your certificate's maturity date or prior death. Premiums will be credited to your certificate as of the end of the business day in


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      which they are received by CREF at the location  that CREF will  designate by prior written notice.

            Elective deferral contributions made to your TIAA or CREF contracts or certificates may not exceed the annual limits on elective deferrals described in section 402(g) of the IRC, or as otherwise permitted by law. CREF will refund the accumulated value of all excess premiums made to this certificate, as required by law.

33. ALLOCATION OF PREMIUMS. You allocate premiums among the CREF accounts offered under the terms of your employer plan. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions we have received from you in a form acceptable to CREF. If we have not received valid instructions from you, we will allocate your premiums in accordance with the terms of your employer plan.

        CREF may stop accepting premiums to any CREF account at any time.

34. PREMIUM TAXES. If state or local government premium taxes are incurred, they will be deducted from your certificate accumulation, to the extent permitted by law.

35. UNCONDITIONAL PROTECTION AGAINST LAPSE. Your certificate will not lapse after the first premium has been paid. No additional premiums are required.


                              PART D: INCOME BENEFITS

36. STARTING INCOME BENEFITS. An income benefit will be effective and payment will begin as of the date you have chosen, if you are then living and:

            A)    you have chosen one of the income options set forth in section
                  37;

            B) if you choose a one-life unit-annuity, we have received proof of your age;

            C) if you choose a two-life unit-annuity, we have received proof of your age and the age of your second participant; and

            D)    if  your   accumulation  is  subject  to  the  spousal  rights
                  described in Part H, we have received any required waiver of spouse's rights or proof that you are not married.

            You may not begin a one-life unit-annuity after you attain age 90, nor may you begin a two-life unit-annuity after you or your second participant attain age 90. If your accumulation is less than $5,000 on the effective date of an income benefit, CREF may choose instead to pay your accumulation to you in a single sum.

            At any time before you start to receive an income benefit, you may change the effective date for that income benefit to a date after the change, by written notice to CREF as explained in section 68.

37. INCOME OPTIONS are the ways in which you may have income benefits paid to you. You may change your choice of income option any time before payments begin, but once they have begun under an income option, the election to begin receiving benefits is irrevocable and no change can be made. Any choice of option or change of such choice must be made by written notice to CREF as explained in section 68.

            Your right to elect an option or change such election may be limited in accordance with section 74 and Part I. If your accumulation is subject to spousal rights, your choice of an


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      income  option is  subject  to the rights of your  spouse to  benefits  as explained in Part H. The availability of certain income options may be restricted by the IRC and by the terms of your employer plan.

            If the plan administrator for your employer plan or his or her designee notifies us that distribution from your certificate must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

            The following are the income options from which you may choose. All of them provide an income for you, some provide that payments will continue for the lifetime of a second participant and some provide that payments will continue in any event during a guaranteed period as explained in section 38. The periodic amount paid to you or a surviving second participant depends on which of these options you choose.

            ONE-LIFE UNIT-ANNUITY. A payment will be made to you each month for as long as you live. You may include a guaranteed period of 10 or 20 years. If you do not include a guaranteed period, all payments will cease at your death. If you include a guaranteed period and you die before the end of that period, monthly payments will continue until the end of that period and then cease.

            TWO-LIFE UNIT-ANNUITY. A payment will be made to you each month for as long as you live. After your death, a payment will be made each month to the second participant you have named, for as long as he or she survives you. You cannot change your choice of second participant after your payments begin. You may include a guaranteed period of 10 or 20 years. If you do not include a guaranteed period, all payments will cease when you and your second participant have both died. You may choose from among the following forms of two-life unit-annuity.

                  FULL BENEFIT TO SURVIVOR. At the death of either you or your second participant, the full number of annuity units that would have been paid if you both had lived will continue to be paid to the survivor. If you include a guaranteed period and you and your second participant both die before the end of the period chosen, the full number of annuity units that would have been paid if you both had lived will continue to be paid until the end of that period and then cease.

                  TWO-THIRDS BENEFIT TO SURVIVOR. At the death of either you or your second participant, two-thirds of the number of annuity units that would have been paid if you both had lived will continue to be paid to the survivor. If you include a guaranteed period and you and your second participant both die before the end of the period chosen, two-thirds of the number of annuity units that would have been paid if you both had lived will continue to be paid until the end of that period and then cease.

                  HALF BENEFIT TO SECOND PARTICIPANT. The full number of annuity units will continue to be paid as long as you live. After your death, if your second participant survives you, one-half of the number of annuity units that would have been paid if you had lived will continue to be paid to your second participant. If you include a guaranteed period and you and your second participant both die before the end of the period chosen, one-half of the number of annuity units that would have been paid if you had lived will continue to be paid until the end of that period and then cease.


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            AUTOMATIC  ELECTION  PROVISION.  If on your required beginning date, you have not met the requirements for starting income benefits as described in section 36, you will be deemed to have chosen the form of benefit distribution, if any, specified by the terms of your employer plan, if such form of benefit is available under this certificate. Otherwise, you will be deemed to have chosen a one-life unit-annuity if you are then single, or the "half benefit to second participant" form of the two-life unit-annuity if you are then married, each with a 10-year guaranteed period, if allowed under federal tax law.

38. POST-MORTEM PAYMENTS DURING A GUARANTEED PERIOD. Any periodic payments or other amounts remaining due after your death and the death of your second participant, if any, during a guaranteed period will be paid to the payee named to receive them. You name the payee at the time you choose the income option, as described in section 68. You may later change the named payee. If you choose a two-life unit-annuity, your surviving second participant may change the named payees after your death, unless you direct otherwise.

            A payee may choose to receive in one sum the commuted value of any remaining periodic payments that do not involve life contingencies, unless you direct otherwise. If no payee was named to receive these payments, or if no one so named is then living, we will pay the remaining payments due or the commuted value of the remaining periodic payments in one sum to your estate, or to the estate of the last survivor of you and your second participant if you chose a two-life unit-annuity.

            If a payee receiving payments during a guaranteed period option dies while payments remain due, the commuted value of any remaining payments due to that person will be paid to any other surviving payee that you (or your second participant) had named to receive them. If no payee so named is then living, the commuted value will be paid to the estate of the last payee who was receiving these benefit payments.

39. The NUMBER OF ANNUITY UNITS payable under each income change method in each account will be determined as of the effective date for the income benefit, in accordance with the Rules of the Fund, on the basis of:

            A) the value of the accumulation units in that account under your certificate that you convert to unit-annuity income;

            B)    the income option you choose;

            C)    if you choose a one-life unit-annuity, your age;

            D) if you choose a two-life unit-annuity, your age and your second participant's age; and

            E) the value of that account's annuity unit for the income change method selected.

            If your initial income benefit would be less than $100 a month, CREF will have the right to change to quarterly, semi-annual or annual payments, whichever will result in an initial payment of $100 or more and the shortest interval between payments.

            The number of annuity units payable from an account will change to reflect any internal transfers or switches you elect, as described in the Rules of the Fund.

40. INTERNAL TRANSFERS AND SWITCHES UNDER A UNIT-ANNUITY. After your annuity starting date, at least once in each calendar year you may:

            A) transfer annuity units payable from one CREF account into annuity units payable from another CREF account;


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            B)    transfer  annuity  units  payable  from  one CREF  account  to receive future income under a comparable TIAA annuity;


            C) switch annuity units payable under one income change method to the other income change method in the same CREF account.

            Contracts and certificates are comparable if they are being paid under the same income option, and have the same participant (annuitant), second participant (second annuitant) if any, and remaining guaranteed period.

            The right to transfer or switch is subject to the availability of the unit-annuity or the income change method under the accounts, as described in section 67. Any internal transfer to TIAA is subject to the terms of the comparable TIAA certificate.


                               PART E: DEATH BENEFIT

41. PAYMENT OF THE DEATH BENEFIT. If you die before your certificate's maturity date, the death benefit will be payable to your beneficiary. We must receive the following in a form acceptable to CREF before any death benefit will be paid:

            A)    proof of your death;

            B)    the choice of a method of payment as  provided  in section 43;
                  and

            C) proof of the beneficiary's age if the method of payment chosen is the one-life unit-annuity.

            Payment under the single-sum payment method will be made effective as of the date we receive these items; payment under the one-life unit-annuity method of payment will be effective and begin no later than the first day of the month after we have received these items.

            Upon   receipt  of  proof  of  your  death,   we  will  divide  your
      accumulation into as many portions as there are validly designated beneficiaries for your certificate. Each validly designated beneficiary will then have the right to make elections available under this certificate in connection with his or her portion of the accumulation.

42. NAMING YOUR BENEFICIARY. Beneficiaries are persons you name to receive the death benefit if you die before your certificate's maturity date. At any time before your certificate's maturity date, you may, subject to the terms of your employer plan, name, change, add or delete your beneficiaries by written notice to CREF as explained in section 68. If your accumulation is subject to spousal rights, then your right to name a beneficiary for the death benefit is subject to the rights of your spouse as described in Part H.

            You can name two classes of beneficiaries, primary and contingent, which set the order of payment. At your death, your beneficiaries are the surviving primary beneficiary or beneficiaries you named. If no primary beneficiary survives you, your beneficiaries are the surviving contingent beneficiary or beneficiaries you named. The share of any named beneficiary in a class who does not survive will be allocated in equal shares to the beneficiaries in such class who do survive, even if you've provided for these beneficiaries to receive unequal shares.

            The death benefit will be paid to your estate in one sum if: you name your estate as beneficiary; or none of the beneficiaries you have named is alive at the time of your death; or


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      at your death you had never named a  beneficiary.  If  distributions  to a named beneficiary are barred by operation of law, the death benefit will be paid to your estate.

            If at your death any distribution of the death benefit would be in conflict with any rights of your spouse under law that were not previously waived, CREF will pay the death benefit in accordance with your spouse's rights, as described in section 56.

43. METHODS OF PAYMENT are the ways in which your beneficiary may receive the death benefit. You may choose the method of payment and change your choice at any time before payments begin. After your death, your beneficiary may change the method chosen by you, if you so provide. If you do not choose a method of payment, your beneficiary will make the choice when he or she becomes entitled to payments. If the amount of the death benefit due to any one beneficiary is less than $5,000, CREF may change the method of payment for the portion of the death benefit payable to that beneficiary to the single-sum payment method. The right to elect a method or change such election may be limited in accordance with section 74.

            A beneficiary may not begin to receive the death benefit under the one-life unit-annuity method after he or she attains age 90. If you die before your certificate's maturity date and have chosen the one-life unit-annuity method for a beneficiary who has attained age 90, he or she must choose another method. Your beneficiary can transfer all or part of your accumulation to TIAA in order to receive that portion of the death benefit under a method of payment offered by TIAA. Such transfer can be for all of an accumulation or for any part thereof not less than $1,000. Any choice of method or change of such choice must be made by written notice to CREF, as explained in section 68.

            Generally, the distribution of the death benefit under any method of payment must be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary's life expectancy.

            If the plan administrator for your employer plan or his or her designee notifies us that distribution from your certificate must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

            The distribution of the death benefit under a method of payment must be made in such a form and begin at such date as meets the requirements of the IRC and the regulations thereunder. If such method of payment has not been chosen to begin by that date, we will elect a method of payment in accordance with the requirements of the IRC and any regulations thereunder. The following are the methods of payment:

            SINGLE-SUM  PAYMENT.   The  death  benefit  will  be  paid  to  your
            beneficiary in one sum.

            ONE-LIFE UNIT-ANNUITY. A payment will be made to your beneficiary each month for life. A guaranteed period of 10 or 20 years may be included. If a guaranteed period isn't included, all payments will cease at the death of your beneficiary. If a guaranteed period is included and your beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease, as explained in section 45.

44. The NUMBER OF ANNUITY UNITS PAYABLE TO A BENEFICIARY from each account under each income change method will be determined as of the date the unit-annuity begins, in accordance with the Rules of the Fund, on the basis of:

            A) the value of the accumulation units in that account under your certificate that are converted to unit-annuity income;

            B)    the method of payment chosen for the death benefit;


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            C)    if the method chosen is the one-life unit-annuity,  the age of your beneficiary; and


            D) the value of that account's annuity unit for the income change method selected.

            The number of annuity units payable from an account will change to reflect any internal transfers or switches a beneficiary elects as described in the Rules of the Fund. If any method chosen would result in an initial payment of less than $100 a month, CREF will have the right to require a change in choice that will result in an initial payment of at least $100.

45. PAYMENTS AFTER THE DEATH OF A BENEFICIARY. Any periodic payments or other amounts remaining due after the death of your beneficiary during a guaranteed period will be paid to the payee named by you or your beneficiary to receive them, by written notice to CREF as explained in section 68. The commuted value of these payments may be paid in one sum unless we are directed otherwise.

            If no payee has been named to receive these payments, or if no one so named is living at the death of your beneficiary, the commuted value will be paid in one sum to your beneficiary's estate.

            If a payee receiving these payments dies before the end of the guaranteed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

46. INTERNAL TRANSFERS AND SWITCHES AVAILABLE TO A BENEFICIARY. If your beneficiary is receiving unit-annuity income under this certificate from a death benefit method, he or she will have the same opportunity to transfer or switch as you would have had under an income option, as described in section 40.


                            PART F: INTERNAL TRANSFERS

47. INTERNAL TRANSFERS. You may transfer your entire accumulation in a CREF account under your certificate, or any part thereof not less than $1,000, to purchase accumulation units in one of the other CREF accounts under your certificate, or to your companion TIAA certificate, if any. If you have an accumulation in a companion TIAA certificate, you may transfer from that certificate to this certificate. Any internal transfer to or from TIAA is subject to the terms of the companion TIAA certificate. CREF reserves the right to limit internal transfers from each account to not more than one in a calendar quarter. CREF reserves the right to stop accepting internal transfers to any CREF account at any time. Your employer plan may limit your right to transfer between CREF accounts and/or to your companion TIAA certificate, if any.

48. EFFECTIVE DATE OF INTERNAL TRANSFER. An internal transfer will be effective as of the end of the business day in which we receive your written request for an internal transfer. You may defer the effective date of the internal transfer until any business day following the date on which we receive your written request. CREF will determine all values as of the end of the effective date. You can't revoke a request for an internal transfer after its effective date.

49. SYSTEMATIC TRANSFERS. You may elect to have transfers made on a systematic basis. Systematic transfers may be made semi-monthly, monthly, quarterly, semi-annually or annually. Semi-monthly transfers are made twice a month, with the second payment scheduled 14 days after


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      the first payment.  You choose which day the transfer will be made, except that if the date of a scheduled transfer is not a business day, the transfer will be made on the following business day. Transfers will continue until you tell us to stop or your accumulation in the selected account is insufficient to support the transfer. Systematic transfers are subject to all the provisions described above for transfers, except that a reduced minimum amount of $100 applies to such transfers.

50. CREDITING INTERNAL TRANSFERS. Internal transfers to a CREF account purchase accumulation units as of the end of the effective date of the internal transfer, in accordance with the Rules of the Fund.

51. INTERNAL TRANSFER TO BEGIN INCOME FROM TIAA. You may transfer all or part of your accumulation units from a CREF account under your certificate to TIAA to purchase a guaranteed lifetime annuity income with benefits beginning immediately. Such transfers may be made at any time on or before your certificate's maturity date, but you may not transfer any earlier than the earliest date you are allowed to begin annuity income under the terms of your employer plan. The guaranteed benefit for the TIAA certificate will be determined on whichever of these bases produces the largest guaranteed payments:

            A)    (1)   interest at the effective annual rate of 2%;

                  (2) mortality according to the Annuity 2000 mortality table (TIAA Merged Gender Mod A), with ages set back one year for each completed year between January 1, 1997 and the effective date of the internal transfer; and

                  (3)   a charge of 3.5% for expenses and contingencies;


            B) the basis applicable to internal transfers to the Traditional Annuity under your companion TIAA Retirement Select certificates, if any, on the effective date of the internal transfer; or



            C) the interest rate, mortality table, and charge for contingencies and expenses in use for any individual single premium immediate annuities being offered by TIAA when the payments start.


                             PART G: LUMP-SUM BENEFITS

52. AVAILABILITY OF THE LUMP-SUM BENEFIT. You may, subject to the limits described below, withdraw as a lump-sum benefit all of a specified account's accumulation units, or any part thereof not less than $1000. CREF reserves the right to limit lump-sum benefits from each account to not more than one in a calendar quarter. A lump-sum benefit will not be available before the earliest date permitted under your employer plan. The availability of a lump-sum benefit may be limited by your employer plan. If you have a severance of employment with your employer, we may choose to distribute your accumulation to you as a lump-sum benefit in accordance with the terms of your employer plan subject to the restrictions on mandatory distributions under the IRC.

            If you are married, your right to receive a lump-sum benefit may be subject to the rights of your spouse as described in Part H.


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            Federal tax law may restrict distributions, as described in Part I.

53. EFFECTIVE DATE OF A LUMP-SUM BENEFIT. Any choice of lump-sum benefit must be made by written notice to CREF on or before your certificate's maturity date, as explained in section 68. A lump-sum benefit will be effective as of the business day on which we receive, in a form acceptable to CREF:

            A)    your request for a lump-sum benefit; and

            B)    if  your   accumulation  is  subject  to  the  spousal  rights
                  described in Part H, a waiver of spouse's rights or proof that you are not married.

            You may choose to defer the effective date of the lump-sum benefit until any business day following the date on which we receive the above requirements. CREF will determine all values as of the end of the effective date in accordance with the Rules of the Fund. You can't revoke a request for a lump-sum benefit after its effective date.

54.   PAYMENT OF A LUMP-SUM BENEFIT. A lump-sum benefit may be paid:

            A)    to you as a cash withdrawal;

            B) to another funding vehicle as a direct transfer under federal tax law; or

            C) to a TIAA IRA contract, a CREF IRA certificate, or to a funding vehicle whether or not it is offered by CREF or TIAA, as a tax-free rollover, as permitted in section 69.

55. SYSTEMATIC WITHDRAWALS. You may elect to have lump-sum benefits made on a systematic basis. Systematic withdrawals may be made semi-monthly, monthly, quarterly, semi-annually or annually. Semi-monthly withdrawals are made twice a month, with the second payment scheduled 14 days after the first payment. You choose which day the lump-sum benefit will be paid, except that if the date of a scheduled lump-sum benefit is not a business day, it will be paid on the following business day. Withdrawals will continue until you tell us to stop or until the portion of your accumulation available for withdrawal in the selected account is insufficient to support the withdrawal. Systematic withdrawals are subject to all the provisions described above for lump-sum benefits, except that a reduced minimum amount of $100 applies.


                        PART H: SPOUSE'S RIGHTS TO BENEFITS

56. SPOUSE'S RIGHTS TO BENEFITS. If you are married, and all or part of your accumulation is attributable to contributions made under:

            A)    an employer plan subject to ERISA; or

            B)    an employer plan that provides for spousal rights to benefits;

      then, only to the extent required by the IRC, ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:


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            SPOUSE'S  SURVIVOR  RETIREMENT  BENEFIT.  If you are  married on the effective date of an income benefit, the income benefits must be paid under a two-life unit-annuity with your spouse as second participant.

            SPOUSE'S SURVIVOR DEATH BENEFIT. If you die before your certificate's maturity date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse's right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

            Your spouse may consent to a waiver of his or her rights to these benefits, as explained in section 57.

57. WAIVER OF SPOUSE'S RIGHTS. If you are married, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

            A) an income option other than a two-life unit-annuity with your spouse as second participant; or

            B) beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by your employer plan; or

            C)    a lump-sum benefit.

            In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to CREF, your spouse's consent, or satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC, ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or the severance of your employment with your employer.

            Verification of your marital status may be required, in a form satisfactory to CREF, for purposes of establishing your spouse's rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse's rights to a survivor death benefit or a lump-sum benefit at any time during your lifetime. You may revoke a waiver of your spouse's right to a survivor retirement benefit, for income benefits that have not yet begun, at any time during your lifetime and before the effective date of the income benefit. Your spouse may not revoke a consent after the consent has been given.

58. LIABILITY OF CREF. Any action taken by CREF in good faith before receiving written notice of a waiver of rights included in this certificate, or of revocation of such waiver, will not subject CREF to liability because our acts were contrary to what was stated in such waiver or revocation.



            PART I: RESTRICTIONS ON DISTRIBUTIONS AND INCOME BENEFITS
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59.   IRC SECTION 401(K) PLANS. IRC Section 401(k) prohibits the distribution of the portion of your accumulation attributable to premiums paid as elective deferrals, except as a tax-free transfer to another funding vehicle, until you:

            A)    attain age 59 1/2, in the case of a profit-sharing plan;

            B) have a severance from employment with respect to the employer under whose plan the aforementioned portion is attributable;

            C)    die;

            D)    become disabled within the meaning of IRC Section 72(m)(7);

            E)    encounter  financial  "hardship"  within  the  meaning  of IRC
                  Section 401(k);

      or, if earlier,  upon the occurrence of any of the events described in IRC
      Section 401(k)(10).

            In the case of hardship, IRC Section 401(k) requires that any earnings credited after December 31, 1988 be unavailable for distribution.

            Any request for an early withdrawal due to disability, hardship, or severance from employment must be submitted with evidence of the disability, hardship, or severance from employment on forms satisfactory to CREF and not inconsistent with applicable law.

60.   IRC SECTION  403(B) PLANS.  IRC Section 403(b) limits  distributions  from
      your   certificate.   In  general,   IRC  Section  403(b)   prohibits  the
      distribution to you of the portion of your accumulation equal to:

            A)    amounts  attributable to funds transferred to this certificate
                  from  a  custodial  account   established  under  IRC  Section
                  403(b)(7); plus

            B) amounts attributable to premiums paid to an IRC Section 403(b)(1) annuity contract as elective deferrals under a salary reduction agreement (within the meaning of IRC Section 403(b)(11)); less

            C) the value, if any, of the amounts described in B) determined as of December 31, 1988.

        until you:

            (1)   reach age 59 1/2;

            (2) have a severance from employment with respect to the employer under whose plan the aforementioned portion is attributable;

            (3)   die;

            (4)   become disabled within the meaning of IRC Section 72(m)(7); or

            (5)   encounter  financial  "hardship"  within  the  meaning  of IRC
                  Section 403(b).

            In the case of hardship, IRC Section 403(b) generally requires that any earnings credited after December 31, 1988 and any contributions paid after December 31, 1988 to a custodial account established under IRC
      Section 403(b)(7) that are not elective deferrals under a salary reduction agreement, will not be available for distribution.

            Any request for an early withdrawal due to disability, hardship, or severance from employment must be submitted with evidence of the disability, hardship, or severance from employment on forms satisfactory to CREF and must not be inconsistent with applicable law.



                            PART J: GENERAL PROVISIONS
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61.   EMPLOYER PLAN FEE WITHDRAWALS.  The contractholder may, in accordance with the terms of your employer plan, and with CREF's approval, instruct CREF to withdraw amounts from the accumulation units of your accounts under this certificate, to pay fees associated with the administration of the plan.

            CREF reserves the right to suspend or reinstate its approval for a plan to make such withdrawals from your certificate.

            The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your employer plan. CREF will determine all values as of the end of the effective date. An employer plan fee withdrawal cannot be revoked after it has been applied.

            An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn.

62. REPORT OF ACCUMULATION. At least once each year, we will provide you with a report for your certificate showing the value of your accumulation (death benefit) as of a date specified in the report.

63.   NO LOANS. This certificate does not provide for loans.

64. NO ASSIGNMENT OR TRANSFER. Neither you nor any other person may assign, pledge, or transfer ownership of this certificate or any benefits under its terms. Any such action will be void and of no effect.

65. PROTECTION AGAINST CLAIMS OF CREDITORS. The benefits and rights accruing to you or any other person under this certificate are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

66. VESTING. Subject to your employer plan, the right to receive and exercise every benefit, option, right and privilege conferred by this certificate may not be immediately vested in you. In that case, your right to receive and exercise such benefits, options, rights and privileges will commence on your vesting date as determined in accordance with your employer plan.

67. CREF'S RIGHT TO STOP OFFERING AN ACCOUNT, UNIT-ANNUITIES FROM AN ACCOUNT, OR AN INCOME CHANGE METHOD FOR UNIT-ANNUITIES FROM AN ACCOUNT. CREF can delete or stop providing unit-annuities in any account, including any future accounts, except the Stock Account and the Money Market Account. CREF can also stop providing unit-annuities payable under either the annual or monthly income change method from any current or future CREF account.

            If you have accumulation units in an account that is deleted, you must transfer them to another CREF account. If you do not make a choice, CREF will transfer your accumulation units to the CREF Money Market Account or as otherwise directed by the terms of your employer plan.

            If you have annuity units payable from an account that is deleted or in which CREF stops providing unit-annuities, you must transfer them to another CREF account that maintains annuity units or to TIAA in accordance with the provisions of Part F. If you do not make a choice, CREF will transfer your annuity units to the CREF Money Market Account, where you can leave them or subsequently transfer them in accordance with the transfer provisions then applicable.


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            If you have annuity units payable under an income change method from an account and CREF stops providing that income change method, you must:

            1) switch those annuity units to the other income change method in the same account;

            2) transfer them to another CREF account then offering the same income change method; or

            3) transfer them to TIAA in accordance with the provisions of Part F.

      If you do not tell us to transfer or switch your annuity units, we will switch them to the other income change method in the same account.

            At any time, CREF can switch all annuity units payable under the annual income change method in any CREF account to the monthly income change method.

            All elections and choices made in connection with an income option or method of payment of the death benefit and in effect as of the date of transfer will remain in effect. The number of annuity units in the account to which the unit-annuity is transferred will be determined in accordance with the Rules of the Fund.

68. PROCEDURE FOR ELECTIONS AND CHANGES. You (or your beneficiaries after your death) have to make any choice or changes available under your certificate in a form acceptable to CREF at our home office in New York, NY, or at another location that we designate. If you (or your beneficiaries after your death) send us a notice changing your beneficiaries or other persons named to receive payments, it will take effect as of the date it was signed even if you (or any other signer) then die before the notice actually reaches CREF. Any other notice will take effect as of the date CREF receives it. If CREF takes any action in good faith before receiving the notice, we won't be subject to liability even if our acts were contrary to what was stated in the notice.

            For purposes of determining the effective dates of any transactions, transaction requests will only be deemed to have been received when they are received by CREF, or its appropriately designated agent, in good order, in accordance with procedures established by CREF or as required by law. CREF reserves the right to limit the number of transactions that you may make effective on a single business day.

69. RIGHT TO A TAX-FREE ROLLOVER. If you or your surviving spouse (or your spouse or former spouse as an alternate payee under a "qualified domestic relations order," as defined in the IRC) receive a distribution from your certificate which qualifies as an eligible rollover distribution under IRC
      Section 402(c)(4), any portion of it may be paid as a direct rollover to an eligible retirement plan. An eligible retirement plan is, to the extent permitted by law, a plan satisfying the requirements of IRC Section 401(a), 403(a), 403(b), 408 or to the extent that the plan sponsor is a state or local government, Section 457(b).

            Retirement plans eligible for such rollovers may, in the future, be changed by law. If such changes become effective, your certificate will be governed by the laws and regulations then applicable.

70. PAYMENT TO AN ESTATE, TRUSTEE, ETC. CREF reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity that isn't a natural person. CREF won't be responsible for the acts or neglects of any executor, trustee, guardian, or other third party receiving payments under this certificate.

            If you designate a trustee of a trust as beneficiary, CREF is not obliged to inquire into the terms of the underlying trust or any will.

            If death benefits become payable to the designated trustee of a testamentary trust, but:


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            A)    no qualified  trustee makes claim for the benefits within nine months after your death; or

            B) evidence satisfactory to CREF is presented at any time within such nine-month period that no trustee can qualify to receive the benefits due,

      payment will be made to the successor beneficiaries, if any are designated and survive you; otherwise payment will be made to the executors or administrators of your estate.

            If benefits become payable to an INTER-VIVOS trustee (the person appointed to execute a trust created during an individual's lifetime), but the trust is not in effect or there is no qualified trustee, payment will be made to the successor beneficiaries, if any are designated and survive you; otherwise payment will be made to the executors or administrators of your estate.

            Payment  to  any  trustee,   successor  beneficiary,   executor,  or
      administrator, as provided for above, shall fully satisfy CREF's payment obligations under this certificate to the extent of such payment.

71. SERVICE OF PROCESS UPON CREF. We will accept service of process in any action or suit against us on this certificate in any court of competent jurisdiction in the United States or Puerto Rico provided such process is properly made. We will also accept such process sent to us by registered mail if the plaintiff is a resident of the jurisdiction in which the action or suit is brought. This section does not waive any of our rights, including the right to remove such action or suit to another court.

72. BENEFITS BASED ON INCORRECT DATA. If the amount of benefits is determined by data as to a person's age or sex that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by CREF, adjustments will be made in accordance with the Rules of the Fund.

73. PROOF OF SURVIVAL. CREF reserves the right to require satisfactory proof that anyone named to receive benefits under the terms of your certificate is alive on the date any benefit payment is due. If this proof is not received after it has been requested in writing, CREF will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a two-life unit-annuity CREF has overpaid benefits because of a death of which we were not notified, subsequent payments will be reduced or withheld until the amount of the overpayment, plus compound interest at the effective annual rate of 6% per year, has been recovered.

74. COMPLIANCE WITH LAWS AND REGULATIONS. CREF will administer your certificate to comply with the restrictions of all laws and regulations pertaining to the terms and conditions of your certificate. You cannot elect any benefit or exercise any right under your certificate if the election of that benefit or exercise of that right is prohibited under an applicable state or federal law or regulation.

            The choice of income options and effective dates, annuity starting date, beneficiary or second participant, method of payment of the death benefit and effective date, and the availability of internal transfers and lump-sum benefits as set forth in this certificate are subject to the applicable restrictions, distribution requirements, and incidental benefit requirements of ERISA and the IRC, and any rulings and regulations issued under ERISA and the IRC.


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75.   OVERPAYMENT  OF PREMIUMS.  Any  payments of premiums  made in error by the contractholder  in excess of those  required by the employer  plan will be
      refunded  to  the   contractholder   if   requested   in  writing  by  the
      contractholder prior to the certificate's maturity date subject, however, to prior transfers or lump-sum benefits made from such funds. CREF is entitled to rely on information provided by the contractholder. The contractholder shall indemnify CREF and hold CREF harmless for any action taken in reliance on such request.

76. CORRESPONDENCE AND REQUESTS FOR BENEFITS. No notice, application, form, or request for benefits will be deemed to be received by us unless it is received at our home office in New York, NY, or at another location that we designate. All benefits are payable at our home office or at another location that we designate. If you have any questions about the contract, your certificate, or inquiries about our service, or if you need help to resolve a problem, you can contact us at the address or phone number below.

                                      [CREF
                                730 Third Avenue
                             New York, NY 10017-3206
                            Telephone: 800 842-2733]






















                              GROUP FLEXIBLE PREMIUM
                        DEFERRED VARIABLE UNIT-ANNUITY


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                                                                         Page 22
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                        COLLEGE RETIREMENT EQUITIES FUND
                      730 Third Avenue, New York, NY 10017

                         RETIREMENT SELECT PLUS CONTRACT


RETIREMENT SELECT PLUS
     CONTRACT NO.: [xxxxxxxx]
CONTRACTHOLDER: [National Academy of Sciences]
DATE OF ISSUE: [January 1, 2004]


      This contract ("the Contract") was made and delivered in the State of [New York], and is subject to the laws and regulations thereof.

      This contract is issued in consideration of the payment of Premiums by the Contractholder to the College Retirement Equities Fund ("CREF").

      The Contract may be amended by agreement of CREF and the Contractholder without the consent of any other person, provided that such change does not reduce the then current Accumulation of any Participant, or any benefit purchased under the Contract up to that time. CREF may stop accepting Premiums under the Contract at any time.

      The provisions contained on the following pages (the Certificate) are part of the Contract.


         /s/ E. Laverne Jones                /s/ Herbert M. Allison, Jr.
         --------------------                ---------------------------
            VICE PRESIDENT                     CHAIRMAN, PRESIDENT AND
        AND CORPORATE SECRETARY                CHIEF EXECUTIVE OFFICER

                         COLLEGE RETIREMENT EQUITIES FUND
                    730 THIRD AVENUE, NEW YORK, N.Y. 10017-3206
                             TELEPHONE: [800-842-2733]

                        RETIREMENT SELECT PLUS CERTIFICATE

PARTICIPANT: [ John D. Professor ]
CERTIFICATE NUMBER: [X-xxxxxx-x ]
DATE OF ISSUE: [ 01 01 2004]

This certificate states the rights that you, the participant, have under a Retirement Select Plus contract (the Contract) issued by College Retirement Equities Fund (CREF) to the contractholder. PLEASE READ YOUR CERTIFICATE. IT IS IMPORTANT.

                                GENERAL DESCRIPTION

All premiums for this certificate must be remitted under the terms of your employer plan. You may allocate your premiums to one or more of the CREF accounts described in your certificate. Each premium allocated to a CREF account purchases a number of accumulation units representing your share in the CREF account. ACCUMULATIONS IN CREF ACCOUNTS ARE NOT GUARANTEED AND MAY INCREASE OR DECREASE DEPENDING PRIMARILY ON INVESTMENT RESULTS. Your rights under this certificate are subject to the vesting provisions of your employer plan.

You may, in accordance with the terms of your employer plan, convert your accumulation units to an income of annuity units in one or more of the CREF accounts. If you die before your certificate's maturity date, your accumulation will provide a death benefit for your beneficiary.

Subject to the terms of your employer plan, you may withdraw all or part of your accumulation before your certificate's maturity date. You may transfer all or part of your accumulation among the CREF accounts available under the terms of your employer plan or to a companion TIAA certificate, if any.

THIS CERTIFICATE DOES NOT GUARANTEE ANY FIXED-DOLLAR BENEFITS. IT CANNOT BE ASSIGNED AND IT DOES NOT PROVIDE FOR LOANS.

If you have any questions about your certificate or need help to resolve a problem, you can contact us at the address or phone number above.


         /s/ E. Laverne Jones                /s/ Herbert M. Allison, Jr.
         --------------------                ---------------------------
            VICE PRESIDENT                     CHAIRMAN, PRESIDENT AND
        AND CORPORATE SECRETARY                CHIEF EXECUTIVE OFFICER



                            GROUP FLEXIBLE PREMIUM
                        DEFERRED VARIABLE UNIT-ANNUITY



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                             INDEX OF PROVISIONS


                               SECTION                                   SECTION

Accounts                                  Income Change Method .............. 16
  - Definition ....................  1    Internal Transfers
  - Deletion of ................... 67      - Crediting ..................... 50
Accumulation - Definition .........  3      - Definition .................... 17
Accumulation Units ................  2      - Effective Date ................ 48
Annuity Benefit                             - Payment of .................... 47
  - Annuity Unit ..................  5      - Systematic .................... 49
  - Unit-Annuity .................. 26      - To a TIAA Payout Annuity ...... 51
Annuity Starting Date                     IRC ............................... 18
  - Definition ....................  4    Lapse
  - Required Beginning ............ 22      - Protection Against ............ 35
Assignment - Void and of No Effect  64    Laws and Regulations
Benefits                                    - Compliance with ............... 74
  - Based on Incorrect Data ....... 72    Liability of CREF ................. 58
  - Requests for .................. 76    Loans - No provision for .......... 63
Business Day ......................  7    Lump-sum Benefit
Certificate ....................... 29      - Availability of ............... 52
Claims of Creditors                         - Definition .................... 19
  - Protection Against ............ 65      - Effective Date ................ 53
Commuted Value - Definition .......  8      - Payment of .................... 54
Companion TIAA Certificate ........ 31      - Systematic Withdrawals ........ 55
Contestability .................... 30    Maturity Date ..................... 20
Contract                                  Payee ............................. 21
    -Consists of .................. 28    Payment to an Estate, Trustee, etc. 70
Contractholder ....................  9    Premiums
Correspondence with us ............ 76      - Allocation of ................. 33
Death Benefit                               - Overpayment of ................ 75
  - Beneficiary ...................  6      - Payment of .................... 32
  - Definition .................... 10      - Taxes ......................... 34
  - Internal Transfers and Switches       Proof of Survival ................. 73
    Available to a Beneficiary .... 46    Report of Accumulation ............ 62
  - Methods of Payment ............ 43    Restrictions on Distributions
  - Naming Your Beneficiary ....... 42      - IRC Section 401(k) ............ 59
  - Number of Annuity Units ....... 44      - IRC Section 403(b) ............ 60
  - Payment of .................... 41    Rules of the Fund - Definition .... 23
  - Payments after Death of               Second Participant ................ 24
    Beneficiary ................... 45    Service of Process upon CREF ...... 71
Elections and Changes                     Spouse's Rights
  - Procedure ..................... 68      - Definition .................... 25
Employer Plan ..................... 11      - Rights to Benefits ............ 56
Employer Plan Fee Withdrawals ..... 61      - Waiver of Rights .............. 57
  - Definition .................... 12    Tax-Free Rollover
ERISA ............................. 13      - Right to ...................... 69
Funding Vehicle ................... 14    Valuation Day ..................... 27
Income Benefit                            Vesting ........................... 66
  - Definition .................... 15
  - Internal Transfers and Switches
    under a Unit-Annuity .......... 40
  - Number of Annuity Units ....... 39
  - Options ....................... 37
  - Payments during a guaranteed
    period ........................ 38
  - Starting Payments ............. 36


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                             PART A: PARTICIPANT DATA

                       Participant:        [John D. Professor]
            Social Security Number:        [xxx-xx-xxxx]
                     Date of Birth:        [03 17 1963]
                        Issue Date:        [01 01 2004]
             Annuity Starting Date:        [04 01 2028]

                Certificate Number:        [X-xxxxxx-x]
 Companion TIAA Certificate Number:        [X-xxxxxx-x/NONE]
             Retirement Select Plus
                   Contract Number:        [xxxxxxxx]
                    Contractholder:        [National Academy of Sciences]
                          Employer:        [ABC University]


The contract under which this certificate is issued is made and delivered in [the State of state], and is subject to the laws and regulations thereof.



                            VARIABLE TEXT ENTRIES


[The [beneficiary designation / premium allocation / beneficiary designation and the premium allocation] in effect for your CREF [RA, SRA, GRA, GSRA, (or other product name)] unit-annuity [number xxxxxxxx (if applicable)] as of this certificate's date of issue is now also in effect for this certificate. [You can change your premium allocation at any time, as explained in the Allocation of Premiums section.]

You also have the right to change beneficiaries as explained in your certificate. [However, any spousal beneficiary waiver currently in effect for your CREF [RA, SRA, GRA, GSRA, (or other product name)] unit-annuity [number xxxxxxxx (if applicable)] cannot be carried over to this certificate, and your spouse will retain his/her survivor rights required under federal law. In order to waive your spouse's rights to survivor benefits under your annuity, you must complete a new waiver and return it to us.]]


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                      PART B: TERMS USED IN THIS CERTIFICATE


1. ACCOUNTS. CREF maintains the following investment accounts, each with its own distinct investment portfolio:

            [The CREF STOCK ACCOUNT maintains a broadly diversified portfolio consisting primarily of common stocks.

            The CREF GLOBAL EQUITIES ACCOUNT maintains a broadly diversified portfolio consisting primarily of foreign and domestic common stocks.

            The CREF EQUITY INDEX ACCOUNT maintains a portfolio consisting primarily of domestic stocks selected to track the overall U.S. stock market.

            The CREF GROWTH ACCOUNT maintains a portfolio consisting primarily of common stocks that we believe present the opportunity for exceptional growth.

            The CREF SOCIAL  CHOICE  ACCOUNT  maintains  a portfolio  consisting
            primarily   of  common   stocks,   investment   grade  fixed  income
            securities, and short-term debt securities.

            The CREF MONEY  MARKET  ACCOUNT  maintains  a  portfolio  consisting
            primarily   of   short-term   debt   securities   and  money  market
            instruments.

            The CREF BOND MARKET ACCOUNT maintains a portfolio consisting primarily of investment grade fixed income securities.

            The CREF INFLATION-LINKED BOND ACCOUNT maintains a portfolio consisting primarily of inflation-indexed bonds issued by the U.S. Government and its agencies, foreign governments and corporate entities.]

      In the future, CREF may establish other accounts with other investment portfolios, and may delete accounts as described in section 67.

2. ACCUMULATION UNITS. Each CREF account maintains a separate accumulation unit value. The current value of each account's accumulation unit is based on the market value of that account's investments, and will be determined in accordance with the Rules of the Fund. The number of your accumulation units in any account under your certificate will be increased and decreased in accordance with the Rules of the Fund. The number will be increased if:

            A)    you allocate  premiums to that account under your certificate;
                  or

            B) you transfer to that account under your certificate from another CREF account or from your companion TIAA certificate;

      and the number will be decreased if:

            C)    any premium taxes are deducted from that account; or

            D) any employer plan fee withdrawals are deducted from that account; or


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            E)    any  accumulation  units from that  account are applied to the payment of benefits or internal transfers; or

            F)    any required minimum distributions are paid from that account.

3. Your ACCUMULATION is equal to the sum of the value of all of your accumulation units in all of the accounts under your certificate. Your accumulation will provide the benefits described in your certificate.

4. Your ANNUITY STARTING DATE is the date you first exchange accumulation units for annuity units in order to provide unit-annuity payments. Your scheduled annuity starting date is shown on page 3. You may change your annuity starting date provided that it not be earlier than the earliest date allowed under your employer plan, nor later than your required beginning date, as described in section 22.

5. An ANNUITY UNIT is the unit of payment for all unit-annuity benefits. The value of an annuity unit changes from time to time to reflect the investment, mortality and expense experience of the account. There is a separate and distinct annuity unit value for each income change method within each CREF account. The value of each annuity unit is determined, using actuarial methods, in accordance with the Rules of the Fund.

6. BENEFICIARIES are persons you name, in a form satisfactory to CREF as explained in section 42, to receive the death benefit if you die before your certificate's maturity date.

7. A BUSINESS DAY is any day that the New York Stock Exchange is open for trading. A business day ends at 4:00 P.M. Eastern time, or when trading closes on the New York Stock Exchange, if earlier.

8. The COMMUTED (discounted) VALUE is a one-sum amount paid in lieu of a series of payments that are not contingent upon the survival of a participant. The commuted value of a series of payments of annuity units is computed in accordance with the Rules of the Fund, in which it is referred to as the present value.

9. The CONTRACTHOLDER is the organization that remits premiums to this certificate. In accordance with the terms of your employer plan, the contractholder may exercise certain rights under this certificate.

10. The DEATH BENEFIT is the current value of your accumulation under this certificate at your death. It will be paid to your beneficiary under one of the methods set forth in Part E if you die before your certificate's maturity date.

11. An EMPLOYER PLAN is a plan satisfying the requirements of IRC Section 401(a), 401(k), 403(a), 403(b), 415(m), 457, or any other section providing similar benefits for employees.

12. EMPLOYER PLAN FEE WITHDRAWALS are amounts deducted from your accumulation in accordance with the terms of your employer plan to pay fees associated with the administration of the plan.

13.   ERISA is the Employee Retirement Income Security Act of 1974, as amended.

14. A FUNDING VEHICLE is an annuity contract, custodial account, or trust designated to receive contributions under an employer plan.


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15.   An INCOME  BENEFIT  is a variable  income  payable to you under one of the income options set forth in Part D.

16. INCOME CHANGE METHOD. Unit-annuity payments are determined under one of two income change methods. Under the annual income change method, the amount of each unit-annuity payment is revalued once each year. Under the monthly income change method, the amount of each unit-annuity payment is revalued every month. The revaluation dates are defined in the Rules of the Fund.

17. An INTERNAL TRANSFER is the movement of accumulations between CREF accounts, or between this certificate and a companion TIAA certificate, if any. The provisions concerning internal transfers are set forth in Part F.

18. The IRC is the Internal Revenue Code of 1986, as amended. All references to any section of the IRC shall be deemed to refer not only to such section but also to any amendment thereof and any successor statutory provisions.

19. A LUMP-SUM BENEFIT is a withdrawal in a single sum of all or part of your accumulation. The provisions concerning lump-sum benefits are set forth in Part G.

20. Your certificate's MATURITY DATE is the date as of which all accumulations under the certificate have been distributed or used to provide annuity benefits. As of the maturity date all of CREF's obligations under this certificate will have been satisfied.

21. The PAYEE is a person named to receive any periodic payments or amounts due under an income option or method of payment of the death benefit as explained in sections 38 and 45.

22. Your REQUIRED BEGINNING DATE is the latest date on which you can begin to receive your accumulation in accordance with the rules of the IRC and the terms of your employer plan. Generally, it is the April 1 following the calendar year in which you attain age [70 1/2] or, if later, the April 1 following the calendar year in which you retire.

23. The RULES OF THE FUND govern all matters affecting your participation in CREF to the extent such matters are not specifically provided in this certificate. The Board of Trustees of CREF may amend the Rules of the Fund from time to time. Amendments to such Rules are effective only when approved by the Superintendent of Insurance of the State of New York as not being unfair, unjust, inequitable or prejudicial to the interest of anyone participating in CREF. A copy of the Rules of the Fund was furnished to you when this certificate was issued. You will be notified of all amendments to the Rules.

24. The SECOND PARTICIPANT is the person you name, if you choose to receive income under a two-life unit-annuity, to receive an income for life if he or she survives you. You may name any person eligible under CREF's practices then in effect to be a second participant, subject to the rights of your spouse as described in Part H.

25. SPOUSE'S RIGHTS. If you are married, your spouse may be entitled to benefits as described in Part H.


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26.   A  UNIT-ANNUITY  is a series of  periodic  payments  based on a  specified number of annuity units payable at a stated payment frequency. Each unit-annuity payment is equal to the then-current value of one annuity unit multiplied by the number of annuity units payable. The value of each annuity unit will change either once each year or once each month according to the income change method you select. A CREF unit-annuity may be comprised of annuity units payable under one or both income change methods from one or more CREF accounts. The number of annuity units to be paid and their then-current value will be determined in accordance with the Rules of the Fund using actuarial methods. A unit-annuity benefit may be elected as described in Parts D and E.

27. A VALUATION DAY is a day on which the dollar values of the accumulation units in the CREF accounts are established. The procedure for determining valuation days is contained in the Rules of the Fund.


                           PART C: CONTRACT AND PREMIUMS

28. The CONTRACT constitutes the entire contract between CREF and the contractholder, and the provisions therein alone will govern with respect to the rights and obligations of CREF, the contractholder, and you. The payment of premiums is the consideration for the contract. The contract may be amended by agreement of CREF and the contractholder without the consent of any other person, provided that such change does not reduce the number of your accumulation units or the number of annuity units purchased for you under the contract up to that time. Any endorsement or amendment of this certificate or waiver of any of its provisions will be valid only if in writing and signed by an executive officer of CREF.

29. This CERTIFICATE states the rights that you, the participant, have under the contract. It is issued in return for premiums remitted on your behalf.

30.   CONTESTABILITY. The contract is incontestable.

31. COMPANION TIAA CERTIFICATE. Teachers Insurance and Annuity Association of America (TIAA) is a companion organization to CREF. A companion TIAA Retirement Select Plus certificate was issued to you when you received this certificate if provided for under the terms of your employer plan. The certificate number for any such companion TIAA certificate is shown on page 3.

32. PREMIUMS for this certificate must be remitted under the terms of your employer plan. Premiums include any transfers, other than internal transfers, to this certificate from other funding vehicles. Premiums may be stopped at any time without notice to CREF and then resumed without payment of any past due premium or penalty of any kind.

            CREF reserves the right to stop accepting premiums under the contract at any time. CREF will not accept premiums paid on your behalf after your certificate's maturity date or prior death. Premiums will be credited to your certificate as of the end of the business day in which they are received by CREF at the location that CREF will designate by prior written notice.

            Elective deferral contributions made to your TIAA or CREF contracts or certificates may not exceed the annual limits on elective deferrals described in section 402(g) of the IRC, or as


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      otherwise  permitted by law. CREF will refund the accumulated value of all excess premiums made to this certificate, as required by law.

33. ALLOCATION OF PREMIUMS. You allocate premiums among the CREF accounts offered under the terms of your employer plan. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions we have received from you in a form acceptable to CREF. If we have not received valid instructions from you, we will allocate your premiums in accordance with the terms of your employer plan.

            CREF may stop accepting premiums to any CREF account at any time.

34. PREMIUM TAXES. If state or local government premium taxes are incurred, they will be deducted from your certificate accumulation, to the extent permitted by law.

35. UNCONDITIONAL PROTECTION AGAINST LAPSE. Your certificate will not lapse after the first premium has been paid. No additional premiums are required.


                              PART D: INCOME BENEFITS

36. STARTING INCOME BENEFITS. An income benefit will be effective and payment will begin as of the date you have chosen, if you are then living and:

            A)    you have chosen one of the income options set forth in section
                  37;

            B) if you choose a one-life unit-annuity, we have received proof of your age;

            C) if you choose a two-life unit-annuity, we have received proof of your age and the age of your second participant; and

            D)    if  your   accumulation  is  subject  to  the  spousal  rights
                  described in Part H, we have received any required waiver of spouse's rights or proof that you are not married.

            You may not begin a one-life unit-annuity after you attain age 90, nor may you begin a two-life unit-annuity after you or your second participant attain age 90. If your accumulation is less than $5,000 on the effective date of an income benefit, CREF may choose instead to pay your accumulation to you in a single sum.

            At any time before you start to receive an income benefit, you may change the effective date for that income benefit to a date after the change, by written notice to CREF as explained in section 68.

37. INCOME OPTIONS are the ways in which you may have income benefits paid to you. You may change your choice of income option any time before payments begin, but once they have begun under an income option, the election to begin receiving benefits is irrevocable and no change can be made. Any choice of option or change of such choice must be made by written notice to CREF as explained in section 68.

            Your right to elect an option or change such election may be limited in accordance with section 74 and Part I. If your accumulation is subject to spousal rights, your choice of an income option is subject to the rights of your spouse to benefits as explained in Part H. The availability of certain income options may be restricted by the IRC and by the terms of your employer plan.


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            If the  plan  administrator  for  your  employer  plan or his or her designee notifies us that distribution from your certificate must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

            The following are the income options from which you may choose. All of them provide an income for you, some provide that payments will continue for the lifetime of a second participant and some provide that payments will continue in any event during a guaranteed period as explained in section 38. The periodic amount paid to you or a surviving second participant depends on which of these options you choose.

            ONE-LIFE UNIT-ANNUITY. A payment will be made to you each month for as long as you live. You may include a guaranteed period of 10 or 20 years. If you do not include a guaranteed period, all payments will cease at your death. If you include a guaranteed period and you die before the end of that period, monthly payments will continue until the end of that period and then cease.

            TWO-LIFE UNIT-ANNUITY. A payment will be made to you each month for as long as you live. After your death, a payment will be made each month to the second participant you have named, for as long as he or she survives you. You cannot change your choice of second participant after your payments begin. You may include a guaranteed period of 10 or 20 years. If you do not include a guaranteed period, all payments will cease when you and your second participant have both died. You may choose from among the following forms of two-life unit-annuity.

                  FULL BENEFIT TO SURVIVOR. At the death of either you or your second participant, the full number of annuity units that would have been paid if you both had lived will continue to be paid to the survivor. If you include a guaranteed period and you and your second participant both die before the end of the period chosen, the full number of annuity units that would have been paid if you both had lived will continue to be paid until the end of that period and then cease.

                  TWO-THIRDS BENEFIT TO SURVIVOR. At the death of either you or your second participant, two-thirds of the number of annuity units that would have been paid if you both had lived will continue to be paid to the survivor. If you include a guaranteed period and you and your second participant both die before the end of the period chosen, two-thirds of the number of annuity units that would have been paid if you both had lived will continue to be paid until the end of that period and then cease.

                  HALF BENEFIT TO SECOND PARTICIPANT. The full number of annuity units will continue to be paid as long as you live. After your death, if your second participant survives you, one-half of the number of annuity units that would have been paid if you had lived will continue to be paid to your second participant. If you include a guaranteed period and you and your second participant both die before the end of the period chosen, one-half of the number of annuity units that would have been paid if you had lived will continue to be paid until the end of that period and then cease.

            AUTOMATIC ELECTION PROVISION. If on your required beginning date, you have not met the requirements for starting income benefits as described in section 36, you will be deemed to


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      have chosen the form of benefit  distribution,  if any,  specified  by the terms of your employer plan, if such form of benefit is available under this certificate. Otherwise, you will be deemed to have chosen a one-life unit-annuity if you are then single, or the "half benefit to second participant" form of the two-life unit-annuity if you are then married, each with a 10-year guaranteed period, if allowed under federal tax law.

38. POST-MORTEM PAYMENTS DURING A GUARANTEED PERIOD. Any periodic payments or other amounts remaining due after your death and the death of your second participant, if any, during a guaranteed period will be paid to the payee named to receive them. You name the payee at the time you choose the income option, as described in section 68. You may later change the named payee. If you choose a two-life unit-annuity, your surviving second participant may change the named payees after your death, unless you direct otherwise.

            A payee may choose to receive in one sum the commuted value of any remaining periodic payments that do not involve life contingencies, unless you direct otherwise. If no payee was named to receive these payments, or if no one so named is then living, we will pay the remaining payments due or the commuted value of the remaining periodic payments in one sum to your estate, or to the estate of the last survivor of you and your second participant if you chose a two-life unit-annuity.

            If a payee receiving payments during a guaranteed period option dies while payments remain due, the commuted value of any remaining payments due to that person will be paid to any other surviving payee that you (or your second participant) had named to receive them. If no payee so named is then living, the commuted value will be paid to the estate of the last payee who was receiving these benefit payments.

39. The NUMBER OF ANNUITY UNITS payable under each income change method in each account will be determined as of the effective date for the income benefit, in accordance with the Rules of the Fund, on the basis of:

            A) the value of the accumulation units in that account under your certificate that you convert to unit-annuity income;

            B)    the income option you choose;

            C)    if you choose a one-life unit-annuity, your age;

            D) if you choose a two-life unit-annuity, your age and your second participant's age; and

            E) the value of that account's annuity unit for the income change method selected.

            If your initial income benefit would be less than $100 a month, CREF will have the right to change to quarterly, semi-annual or annual payments, whichever will result in an initial payment of $100 or more and the shortest interval between payments.

            The number of annuity units payable from an account will change to reflect any internal transfers or switches you elect, as described in the Rules of the Fund.

40. INTERNAL TRANSFERS AND SWITCHES UNDER A UNIT-ANNUITY. After your annuity starting date, at least once in each calendar year you may:

            A) transfer annuity units payable from one CREF account into annuity units payable from another CREF account;

            B) transfer annuity units payable from one CREF account to receive future income under a comparable TIAA annuity;


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            C)    switch annuity units payable under one income change method to the other income change method in the same CREF account.

            Contracts and certificates are comparable if they are being paid under the same income option, and have the same participant (annuitant), second participant (second annuitant) if any, and remaining guaranteed period.

            The right to transfer or switch is subject to the availability of the unit-annuity or the income change method under the accounts, as described in section 67. Any internal transfer to TIAA is subject to the terms of the comparable TIAA certificate.


                               PART E: DEATH BENEFIT

41. PAYMENT OF THE DEATH BENEFIT. If you die before your certificate's maturity date, the death benefit will be payable to your beneficiary. We must receive the following in a form acceptable to CREF before any death benefit will be paid:

            A)    proof of your death;

            B)    the choice of a method of payment as  provided  in section 43;
                  and

            C) proof of the beneficiary's age if the method of payment chosen is the one-life unit-annuity.

            Payment under the single-sum payment method will be made effective as of the date we receive these items; payment under the one-life unit-annuity method of payment will be effective and begin no later than the first day of the month after we have received these items.

            Upon   receipt  of  proof  of  your  death,   we  will  divide  your
      accumulation into as many portions as there are validly designated beneficiaries for your certificate. Each validly designated beneficiary will then have the right to make elections available under this certificate in connection with his or her portion of the accumulation.

42. NAMING YOUR BENEFICIARY. Beneficiaries are persons you name to receive the death benefit if you die before your certificate's maturity date. At any time before your certificate's maturity date, you may, subject to the terms of your employer plan, name, change, add or delete your beneficiaries by written notice to CREF as explained in section 68. If your accumulation is subject to spousal rights, then your right to name a beneficiary for the death benefit is subject to the rights of your spouse as described in Part H.

            You can name two classes of beneficiaries, primary and contingent, which set the order of payment. At your death, your beneficiaries are the surviving primary beneficiary or beneficiaries you named. If no primary beneficiary survives you, your beneficiaries are the surviving contingent beneficiary or beneficiaries you named. The share of any named beneficiary in a class who does not survive will be allocated in equal shares to the beneficiaries in such class who do survive, even if you've provided for these beneficiaries to receive unequal shares.

            The death benefit will be paid to your estate in one sum if: you name your estate as beneficiary; or none of the beneficiaries you have named is alive at the time of your death; or at your death you had never named a beneficiary. If distributions to a named beneficiary are barred by operation of law, the death benefit will be paid to your estate.


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            If at your death any  distribution  of the death benefit would be in conflict with any rights of your spouse under law that were not previously waived, CREF will pay the death benefit in accordance with your spouse's rights, as described in section 56.

43. METHODS OF PAYMENT are the ways in which your beneficiary may receive the death benefit. You may choose the method of payment and change your choice at any time before payments begin. After your death, your beneficiary may change the method chosen by you, if you so provide. If you do not choose a method of payment, your beneficiary will make the choice when he or she becomes entitled to payments. If the amount of the death benefit due to any one beneficiary is less than $5,000, CREF may change the method of payment for the portion of the death benefit payable to that beneficiary to the single-sum payment method. The right to elect a method or change such election may be limited in accordance with section 74.

            A beneficiary may not begin to receive the death benefit under the one-life unit-annuity method after he or she attains age 90. If you die before your certificate's maturity date and have chosen the one-life unit-annuity method for a beneficiary who has attained age 90, he or she must choose another method. Your beneficiary can transfer all or part of your accumulation to TIAA in order to receive that portion of the death benefit under a method of payment offered by TIAA. Such transfer can be for all of an accumulation or for any part thereof not less than $1,000. Any choice of method or change of such choice must be made by written notice to CREF, as explained in section 68.

            Generally, the distribution of the death benefit under any method of payment must be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary's life expectancy.

            If the plan administrator for your employer plan or his or her designee notifies us that distribution from your certificate must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

            The distribution of the death benefit under a method of payment must be made in such a form and begin at such date as meets the requirements of the IRC and the regulations thereunder. If such method of payment has not been chosen to begin by that date, we will elect a method of payment in accordance with the requirements of the IRC and any regulations thereunder. The following are the methods of payment:

            SINGLE-SUM  PAYMENT.   The  death  benefit  will  be  paid  to  your
            beneficiary in one sum.

            ONE-LIFE UNIT-ANNUITY. A payment will be made to your beneficiary each month for life. A guaranteed period of 10 or 20 years may be included. If a guaranteed period isn't included, all payments will cease at the death of your beneficiary. If a guaranteed period is included and your beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease, as explained in section 45.

44. The NUMBER OF ANNUITY UNITS PAYABLE TO A BENEFICIARY from each account under each income change method will be determined as of the date the unit-annuity begins, in accordance with the Rules of the Fund, on the basis of:

            A) the value of the accumulation units in that account under your certificate that are converted to unit-annuity income;

            B)    the method of payment chosen for the death benefit;

            C) if the method chosen is the one-life unit-annuity, the age of your beneficiary; and

            D) the value of that account's annuity unit for the income change method selected.


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            The number of annuity units payable from an account will change to reflect any internal transfers or switches a beneficiary elects as described in the Rules of the Fund. If any method chosen would result in an initial payment of less than $100 a month, CREF will have the right to require a change in choice that will result in an initial payment of at least $100.

45. PAYMENTS AFTER THE DEATH OF A BENEFICIARY. Any periodic payments or other amounts remaining due after the death of your beneficiary during a guaranteed period will be paid to the payee named by you or your beneficiary to receive them, by written notice to CREF as explained in section 68. The commuted value of these payments may be paid in one sum unless we are directed otherwise.

            If no payee has been named to receive these payments, or if no one so named is living at the death of your beneficiary, the commuted value will be paid in one sum to your beneficiary's estate.

            If a payee receiving these payments dies before the end of the guaranteed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

46. INTERNAL TRANSFERS AND SWITCHES AVAILABLE TO A BENEFICIARY. If your beneficiary is receiving unit-annuity income under this certificate from a death benefit method, he or she will have the same opportunity to transfer or switch as you would have had under an income option, as described in section 40.


                            PART F: INTERNAL TRANSFERS

47. INTERNAL TRANSFERS. You may transfer your entire accumulation in a CREF account under your certificate, or any part thereof not less than $1,000, to purchase accumulation units in one of the other CREF accounts under your certificate, or to your companion TIAA certificate, if any. If you have an accumulation in a companion TIAA certificate, you may transfer from that certificate to this certificate. Any internal transfer to or from TIAA is subject to the terms of the companion TIAA certificate. CREF reserves the right to limit internal transfers from each account to not more than one in a calendar quarter. CREF reserves the right to stop accepting internal transfers to any CREF account at any time. Your employer plan may limit your right to transfer between CREF accounts and/or to your companion TIAA certificate, if any.

48. EFFECTIVE DATE OF INTERNAL TRANSFER. An internal transfer will be effective as of the end of the business day in which we receive your written request for an internal transfer. You may defer the effective date of the internal transfer until any business day following the date on which we receive your written request. CREF will determine all values as of the end of the effective date. You can't revoke a request for an internal transfer after its effective date.

49. SYSTEMATIC TRANSFERS. You may elect to have transfers made on a systematic basis. Systematic transfers may be made semi-monthly, monthly, quarterly, semi-annually or annually. Semi-monthly transfers are made twice a month, with the second payment scheduled 14 days after the first payment. You choose which day the transfer will be made, except that if the date of a scheduled transfer is not a business day, the transfer will be made on the following business


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      day.   Transfers  will  continue  until  you  tell  us  to  stop  or  your accumulation in the selected account is insufficient to support the transfer. Systematic transfers are subject to all the provisions described above for transfers, except that a reduced minimum amount of $100 applies to such transfers.

50. CREDITING INTERNAL TRANSFERS. Internal transfers to a CREF account purchase accumulation units as of the end of the effective date of the internal transfer, in accordance with the Rules of the Fund.

51. INTERNAL TRANSFER TO BEGIN INCOME FROM TIAA. You may transfer all or part of your accumulation units from a CREF account under your certificate to TIAA to purchase a guaranteed lifetime annuity income with benefits beginning immediately. Such transfers may be made at any time on or before your certificate's maturity date, but you may not transfer any earlier than the earliest date you are allowed to begin annuity income under the terms of your employer plan. The guaranteed benefit for the TIAA certificate will be determined on whichever of these bases produces the largest guaranteed payments:

            A)    (1)   interest at the effective annual rate of 2%;

                  (2) mortality according to the Annuity 2000 mortality table (TIAA Merged Gender Mod A), with ages set back one year for each completed year between January 1, 1997 and the effective date of the internal transfer; and

                  (3)   a charge of 3.5% for expenses and contingencies;

            B) the basis applicable to internal transfers to the Traditional Annuity under your companion TIAA Retirement Select Plus certificates, if any, on the effective date of the internal transfer; or

            C) the interest rate, mortality table, and charge for contingencies and expenses in use for any individual single premium immediate annuities being offered by TIAA when the payments start.


                             PART G: LUMP-SUM BENEFITS

52. AVAILABILITY OF THE LUMP-SUM BENEFIT. You may, subject to the limits described below, withdraw as a lump-sum benefit all of a specified account's accumulation units, or any part thereof not less than $1000. CREF reserves the right to limit lump-sum benefits from each account to not more than one in a calendar quarter. A lump-sum benefit will not be available before the earliest date permitted under your employer plan. The availability of a lump-sum benefit may be limited by your employer plan. If you have a severance of employment with your employer, we may choose to distribute your accumulation to you as a lump-sum benefit in accordance with the terms of your employer plan subject to the restrictions on mandatory distributions under the IRC.

            If you are married, your right to receive a lump-sum benefit may be subject to the rights of your spouse as described in Part H.

            Federal tax law may restrict distributions, as described in Part I.


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53.   EFFECTIVE DATE OF A LUMP-SUM BENEFIT.  Any choice of lump-sum benefit must be made by written notice to CREF on or before your certificate's maturity date, as explained in section 68. A lump-sum benefit will be effective as of the business day on which we receive, in a form acceptable to CREF:

            A)    your request for a lump-sum benefit; and

            B)    if  your   accumulation  is  subject  to  the  spousal  rights
                  described in Part H, a waiver of spouse's rights or proof that you are not married.

            You may choose to defer the effective date of the lump-sum benefit until any business day following the date on which we receive the above requirements. CREF will determine all values as of the end of the effective date in accordance with the Rules of the Fund. You can't revoke a request for a lump-sum benefit after its effective date.

54.   PAYMENT OF A LUMP-SUM BENEFIT. A lump-sum benefit may be paid:

            A)    to you as a cash withdrawal;

            B) to another funding vehicle as a direct transfer under federal tax law; or

            C) to a TIAA IRA contract, a CREF IRA certificate, or to a funding vehicle whether or not it is offered by CREF or TIAA, as a tax-free rollover, as permitted in section 69.

55. SYSTEMATIC WITHDRAWALS. You may elect to have lump-sum benefits made on a systematic basis. Systematic withdrawals may be made semi-monthly, monthly, quarterly, semi-annually or annually. Semi-monthly withdrawals are made twice a month, with the second payment scheduled 14 days after the first payment. You choose which day the lump-sum benefit will be paid, except that if the date of a scheduled lump-sum benefit is not a business day, it will be paid on the following business day. Withdrawals will continue until you tell us to stop or until the portion of your accumulation available for withdrawal in the selected account is insufficient to support the withdrawal. Systematic withdrawals are subject to all the provisions described above for lump-sum benefits, except that a reduced minimum amount of $100 applies.


                        PART H: SPOUSE'S RIGHTS TO BENEFITS

56. SPOUSE'S RIGHTS TO BENEFITS. If you are married, and all or part of your accumulation is attributable to contributions made under:

            A)    an employer plan subject to ERISA; or

            B)    an employer plan that provides for spousal rights to benefits;

      then, only to the extent required by the IRC, ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:


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            SPOUSE'S  SURVIVOR  RETIREMENT  BENEFIT.  If you are  married on the effective date of an income benefit, the income benefits must be paid under a two-life unit-annuity with your spouse as second participant.

            SPOUSE'S SURVIVOR DEATH BENEFIT. If you die before your certificate's maturity date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse's right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

            Your spouse may consent to a waiver of his or her rights to these benefits, as explained in section 57.

57. WAIVER OF SPOUSE'S RIGHTS. If you are married, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

            A) an income option other than a two-life unit-annuity with your spouse as second participant; or

            B) beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by your employer plan; or

            C)    a lump-sum benefit.

            In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to CREF, your spouse's consent, or satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC, ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or the severance of your employment with your employer.

            Verification of your marital status may be required, in a form satisfactory to CREF, for purposes of establishing your spouse's rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse's rights to a survivor death benefit or a lump-sum benefit at any time during your lifetime. You may revoke a waiver of your spouse's right to a survivor retirement benefit, for income benefits that have not yet begun, at any time during your lifetime and before the effective date of the income benefit. Your spouse may not revoke a consent after the consent has been given.

58. LIABILITY OF CREF. Any action taken by CREF in good faith before receiving written notice of a waiver of rights included in this certificate, or of revocation of such waiver, will not subject CREF to liability because our acts were contrary to what was stated in such waiver or revocation.


            PART I: RESTRICTIONS ON DISTRIBUTIONS AND INCOME BENEFITS
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59.   IRC SECTION 401(K) PLANS. IRC Section 401(k) prohibits the distribution of the portion of your accumulation attributable to premiums paid as elective deferrals, except as a tax-free transfer to another funding vehicle, until you:

            A)    attain age 59 1/2, in the case of a profit-sharing plan;

            B) have a severance from employment with respect to the employer under whose plan the aforementioned portion is attributable;

            C)    die;

            D)    become disabled within the meaning of IRC Section 72(m)(7);

            E)    encounter  financial  "hardship"  within  the  meaning  of IRC
                  Section 401(k);

      or, if earlier,  upon the occurrence of any of the events described in IRC
      Section 401(k)(10).

            In the case of hardship, IRC Section 401(k) requires that any earnings credited after December 31, 1988 be unavailable for distribution.

            Any request for an early withdrawal due to disability, hardship, or severance from employment must be submitted with evidence of the disability, hardship, or severance from employment on forms satisfactory to CREF and not inconsistent with applicable law.

60.   IRC SECTION  403(B) PLANS.  IRC Section 403(b) limits  distributions  from
      your   certificate.   In  general,   IRC  Section  403(b)   prohibits  the
      distribution to you of the portion of your accumulation equal to:

            A)    amounts  attributable to funds transferred to this certificate
                  from  a  custodial  account   established  under  IRC  Section
                  403(b)(7); plus

            B) amounts attributable to premiums paid to an IRC Section 403(b)(1) annuity contract as elective deferrals under a salary reduction agreement (within the meaning of IRC Section 403(b)(11)); less

            C) the value, if any, of the amounts described in B) determined as of December 31, 1988.

        until you:

            (1)   reach age 59 1/2;

            (2) have a severance from employment with respect to the employer under whose plan the aforementioned portion is attributable;

            (3)   die;

            (4)   become disabled within the meaning of IRC Section 72(m)(7); or

            (5)   encounter  financial  "hardship"  within  the  meaning  of IRC
                  Section 403(b).

            In the case of hardship, IRC Section 403(b) generally requires that any earnings credited after December 31, 1988 and any contributions paid after December 31, 1988 to a custodial account established under IRC
      Section 403(b)(7) that are not elective deferrals under a salary reduction agreement, will not be available for distribution.

            Any request for an early withdrawal due to disability, hardship, or severance from employment must be submitted with evidence of the disability, hardship, or severance from employment on forms satisfactory to CREF and must not be inconsistent with applicable law.


                            PART J: GENERAL PROVISIONS
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61.   EMPLOYER PLAN FEE WITHDRAWALS.  The contractholder may, in accordance with the terms of your employer plan, and with CREF's approval, instruct CREF to withdraw amounts from the accumulation units of your accounts under this certificate, to pay fees associated with the administration of the plan.

            CREF reserves the right to suspend or reinstate its approval for a plan to make such withdrawals from your certificate.

            The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your employer plan. CREF will determine all values as of the end of the effective date. An employer plan fee withdrawal cannot be revoked after it has been applied.

            An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn.

62. REPORT OF ACCUMULATION. At least once each year, we will provide you with a report for your certificate showing the value of your accumulation (death benefit) as of a date specified in the report.

63.   NO LOANS. This certificate does not provide for loans.

64. NO ASSIGNMENT OR TRANSFER. Neither you nor any other person may assign, pledge, or transfer ownership of this certificate or any benefits under its terms. Any such action will be void and of no effect.

65. PROTECTION AGAINST CLAIMS OF CREDITORS. The benefits and rights accruing to you or any other person under this certificate are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

66. VESTING. Subject to your employer plan, the right to receive and exercise every benefit, option, right and privilege conferred by this certificate may not be immediately vested in you. In that case, your right to receive and exercise such benefits, options, rights and privileges will commence on your vesting date as determined in accordance with your employer plan.

67. CREF'S RIGHT TO STOP OFFERING AN ACCOUNT, UNIT-ANNUITIES FROM AN ACCOUNT, OR AN INCOME CHANGE METHOD FOR UNIT-ANNUITIES FROM AN ACCOUNT. CREF can delete or stop providing unit-annuities in any account, including any future accounts, except the Stock Account and the Money Market Account. CREF can also stop providing unit-annuities payable under either the annual or monthly income change method from any current or future CREF account.

            If you have accumulation units in an account that is deleted, you must transfer them to another CREF account. If you do not make a choice, CREF will transfer your accumulation units to the CREF Money Market Account or as otherwise directed by the terms of your employer plan.

            If you have annuity units payable from an account that is deleted or in which CREF stops providing unit-annuities, you must transfer them to another CREF account that maintains annuity units or to TIAA in accordance with the provisions of Part F. If you do not make a choice, CREF will transfer your annuity units to the CREF Money Market Account, where you can leave them or subsequently transfer them in accordance with the transfer provisions then applicable.


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            If you have annuity units payable under an income change method from an account and CREF stops providing that income change method, you must:

            1) switch those annuity units to the other income change method in the same account;

            2) transfer them to another CREF account then offering the same income change method; or

            3) transfer them to TIAA in accordance with the provisions of Part F.

      If you do not tell us to transfer or switch your annuity units, we will switch them to the other income change method in the same account.

            At any time, CREF can switch all annuity units payable under the annual income change method in any CREF account to the monthly income change method.

            All elections and choices made in connection with an income option or method of payment of the death benefit and in effect as of the date of transfer will remain in effect. The number of annuity units in the account to which the unit-annuity is transferred will be determined in accordance with the Rules of the Fund.

68. PROCEDURE FOR ELECTIONS AND CHANGES. You (or your beneficiaries after your death) have to make any choice or changes available under your certificate in a form acceptable to CREF at our home office in New York, NY, or at another location that we designate. If you (or your beneficiaries after your death) send us a notice changing your beneficiaries or other persons named to receive payments, it will take effect as of the date it was signed even if you (or any other signer) then die before the notice actually reaches CREF. Any other notice will take effect as of the date CREF receives it. If CREF takes any action in good faith before receiving the notice, we won't be subject to liability even if our acts were contrary to what was stated in the notice.

            For purposes of determining the effective dates of any transactions, transaction requests will only be deemed to have been received when they are received by CREF, or its appropriately designated agent, in good order, in accordance with procedures established by CREF or as required by law. CREF reserves the right to limit the number of transactions that you may make effective on a single business day.

69. RIGHT TO A TAX-FREE ROLLOVER. If you or your surviving spouse (or your spouse or former spouse as an alternate payee under a "qualified domestic relations order," as defined in the IRC) receive a distribution from your certificate which qualifies as an eligible rollover distribution under IRC
      Section 402(c)(4), any portion of it may be paid as a direct rollover to an eligible retirement plan. An eligible retirement plan is, to the extent permitted by law, a plan satisfying the requirements of IRC Section 401(a), 403(a), 403(b), 408 or to the extent that the plan sponsor is a state or local government, Section 457(b).

            Retirement plans eligible for such rollovers may, in the future, be changed by law. If such changes become effective, your certificate will be governed by the laws and regulations then applicable.

70. PAYMENT TO AN ESTATE, TRUSTEE, ETC. CREF reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity that isn't a natural person. CREF won't be responsible for the acts or neglects of any executor, trustee, guardian, or other third party receiving payments under this certificate.

            If you designate a trustee of a trust as beneficiary, CREF is not obliged to inquire into the terms of the underlying trust or any will.

            If death benefits become payable to the designated trustee of a testamentary trust, but:


--------------------------------------------------------------------------------
                                                                         Page 20
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--------------------------------------------------------------------------------

            A) no qualified trustee makes claim for the benefits within nine months after your death; or

            B) evidence satisfactory to CREF is presented at any time within such nine-month period that no trustee can qualify to receive the benefits due,

      payment will be made to the successor beneficiaries, if any are designated and survive you; otherwise payment will be made to the executors or administrators of your estate.

            If benefits become payable to an INTER-VIVOS trustee (the person appointed to execute a trust created during an individual's lifetime), but the trust is not in effect or there is no qualified trustee, payment will be made to the successor beneficiaries, if any are designated and survive you; otherwise payment will be made to the executors or administrators of your estate.

            Payment  to  any  trustee,   successor  beneficiary,   executor,  or
      administrator, as provided for above, shall fully satisfy CREF's payment obligations under this certificate to the extent of such payment.

71. SERVICE OF PROCESS UPON CREF. We will accept service of process in any action or suit against us on this certificate in any court of competent jurisdiction in the United States or Puerto Rico provided such process is properly made. We will also accept such process sent to us by registered mail if the plaintiff is a resident of the jurisdiction in which the action or suit is brought. This section does not waive any of our rights, including the right to remove such action or suit to another court.

72. BENEFITS BASED ON INCORRECT DATA. If the amount of benefits is determined by data as to a person's age or sex that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by CREF, adjustments will be made in accordance with the Rules of the Fund.

73. PROOF OF SURVIVAL. CREF reserves the right to require satisfactory proof that anyone named to receive benefits under the terms of your certificate is alive on the date any benefit payment is due. If this proof is not received after it has been requested in writing, CREF will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a two-life unit-annuity CREF has overpaid benefits because of a death of which we were not notified, subsequent payments will be reduced or withheld until the amount of the overpayment, plus compound interest at the effective annual rate of 6% per year, has been recovered.

74. COMPLIANCE WITH LAWS AND REGULATIONS. CREF will administer your certificate to comply with the restrictions of all laws and regulations pertaining to the terms and conditions of your certificate. You cannot elect any benefit or exercise any right under your certificate if the election of that benefit or exercise of that right is prohibited under an applicable state or federal law or regulation.

            The choice of income options and effective dates, annuity starting date, beneficiary or second participant, method of payment of the death benefit and effective date, and the availability of internal transfers and lump-sum benefits as set forth in this certificate are subject to the applicable restrictions, distribution requirements, and incidental benefit requirements of ERISA and the IRC, and any rulings and regulations issued under ERISA and the IRC.


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--------------------------------------------------------------------------------

75. OVERPAYMENT OF PREMIUMS. Any payments of premiums made in error by the contractholder in excess of those required by the employer plan will be refunded to the contractholder if requested in writing by the contractholder prior to the certificate's maturity date subject, however, to prior transfers or lump-sum benefits made from such funds. CREF is entitled to rely on information provided by the contractholder. The contractholder shall indemnify CREF and hold CREF harmless for any action taken in reliance on such request.

76. CORRESPONDENCE AND REQUESTS FOR BENEFITS. No notice, application, form, or request for benefits will be deemed to be received by us unless it is received at our home office in New York, NY, or at another location that we designate. All benefits are payable at our home office or at another location that we designate. If you have any questions about the contract, your certificate, or inquiries about our service, or if you need help to resolve a problem, you can contact us at the address or phone number below.

                                      [CREF
                                730 Third Avenue
                             New York, NY 10017-3206
                            Telephone: 800 842-2733]























                              GROUP FLEXIBLE PREMIUM
                        DEFERRED VARIABLE UNIT-ANNUITY



--------------------------------------------------------------------------------

                        COLLEGE RETIREMENT EQUITIES FUND
                                     (CREF)
                     730 THIRD AVENUE, NEW YORK, NY 10017-3206
                            TELEPHONE: [1-800-842-2733]


              ENDORSEMENT TO CREF RETIREMENT SELECT PLUS CERTIFICATE



This endorsement is part of your agreement with CREF. The purpose of an endorsement is to make changes to the provisions of your Certificate. Please read this endorsement in conjunction with your Certificate.

THE PORTION OF THE PREMIUMS PROVISION PERTAINING TO THE LIMITS OF IRC SECTION 402(G) IS DELETED.

THE PROVISIONS ENTITLED STARTING INCOME BENEFITS AND EFFECTIVE DATE OF A LUMP-SUM BENEFIT ARE MODIFIED BY THE ADDITION OF THE FOLLOWING PROVISIONS:

      IRC Section 457(b) prohibits distributions or the payment of benefits from your accumulation under the plan, except as a tax-free transfer to another funding vehicle, until:

            A)    the calendar year in which you attain age 70 1/2;

            B) you have a severance from employment with respect to the employer under whose plan the aforementioned portion is attributable; or

            C) you encounter an "unforeseeable emergency" within the meaning of IRC Section 457(d).

THE LAST SENTENCE OF THE AUTOMATIC ELECTION PROVISION IS REPLACED WITH THE
FOLLOWING:

      Otherwise, you will be deemed to have chosen the "One-Life Unit-Annuity with 10-Year Guaranteed Period" Option.


                                             /s/ Herbert M. Allison, Jr.
                                             ---------------------------
                                               CHAIRMAN, PRESIDENT AND
                                               CHIEF EXECUTIVE OFFICER



--------------------------------------------------------------------------------
CGRSP-E1                                                                 Page E1

                        COLLEGE RETIREMENT EQUITIES FUND
                      730 Third Avenue, New York, NY 10017

                      RETIREMENT SELECT PLUS (II) CONTRACT


RETIREMENT SELECT PLUS (II)
     CONTRACT NO.: [xxxxxxxx]
CONTRACTHOLDER: [National Academy of Sciences]
DATE OF ISSUE: [January 1, 2004]


      This contract ("the Contract") was made and delivered in the State of [New York], and is subject to the laws and regulations thereof.

      This contract is issued in consideration of the payment of Premiums by the Contractholder to the College Retirement Equities Fund ("CREF").

      The Contract may be amended by agreement of CREF and the Contractholder without the consent of any other person, provided that such change does not reduce the then current Accumulation of any Participant, or any benefit purchased under the Contract up to that time. CREF may stop accepting Premiums under the Contract at any time.

      The provisions contained on the following pages (the Certificate) are part of the Contract.



         /s/ E. Laverne Jones                /s/ Herbert M. Allison, Jr.
         --------------------                ---------------------------
            VICE PRESIDENT                     CHAIRMAN, PRESIDENT AND
        AND CORPORATE SECRETARY                CHIEF EXECUTIVE OFFICER

                         COLLEGE RETIREMENT EQUITIES FUND
                    730 THIRD AVENUE, NEW YORK, N.Y. 10017-3206
                             TELEPHONE: [800-842-2733]

                      RETIREMENT SELECT PLUS (II) CERTIFICATE

PARTICIPANT: [ John D. Professor ]
CERTIFICATE NUMBER: [X-xxxxxx-x ]
DATE OF ISSUE: [ 01 01 2004]

This certificate states the rights that you, the participant, have under a Retirement Select Plus (II) contract (the Contract) issued by College Retirement Equities Fund (CREF) to the contractholder. PLEASE READ YOUR CERTIFICATE. IT IS IMPORTANT.

                                GENERAL DESCRIPTION

All premiums for this certificate must be remitted under the terms of your employer program. You may allocate your premiums to one or more of the CREF accounts described in your certificate. Each premium allocated to a CREF account purchases a number of accumulation units representing your share in the CREF account. ACCUMULATIONS IN CREF ACCOUNTS ARE NOT GUARANTEED AND MAY INCREASE OR DECREASE DEPENDING PRIMARILY ON INVESTMENT RESULTS.

You may convert your accumulation units to an income of annuity units in one or more of the CREF accounts. If you die before your certificate's maturity date, your accumulation will provide a death benefit for your beneficiary.

You may withdraw all or part of your accumulation before your certificate's maturity date. You may transfer all or part of your accumulation among the CREF accounts or to your companion TIAA certificate.

THIS CERTIFICATE DOES NOT GUARANTEE ANY FIXED-DOLLAR BENEFITS. IT CANNOT BE ASSIGNED AND IT DOES NOT PROVIDE FOR LOANS.

If you have any questions about your certificate or need help to resolve a problem, you can contact us at the address or phone number above.



         /s/ E. Laverne Jones                /s/ Herbert M. Allison, Jr.
         --------------------                ---------------------------
            VICE PRESIDENT                     CHAIRMAN, PRESIDENT AND
        AND CORPORATE SECRETARY                CHIEF EXECUTIVE OFFICER



                             GROUP FLEXIBLE PREMIUM
                         DEFERRED VARIABLE UNIT-ANNUITY



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------


                               INDEX OF PROVISIONS


                               SECTION                                   SECTION

Accounts                                  Income Change Method .............. 14
  - Definition ....................  1    Internal Transfers
  - Deletion of ................... 57      - Crediting ..................... 47
Accumulation - Definition .........  3      - Definition .................... 15
Accumulation Units ................  2      - Effective Date ................ 45
Annuity Benefit                             - Payment of .................... 44
  - Annuity Unit ..................  5      - Systematic .................... 46
  - Unit-Annuity .................. 23      - To a TIAA Payout Annuity ...... 48
Annuity Starting Date                     IRC ............................... 16
  - Definition ....................  4    Lapse
  - Required Beginning ............ 20      - Protection Against ............ 32
Assignment - Void and of No Effect  55    Laws and Regulations
Benefits                                    - Compliance with ............... 64
  - Based on Incorrect Data ....... 62    Loans - No provision for .......... 54
  - Requests for .................. 67    Lump-sum Benefit
Business Day ......................  7      - Availability of ............... 49
Certificate ....................... 26      - Definition .................... 17
Claims of Creditors                         - Effective Date ................ 50
  - Protection Against ............ 56      - Payment of .................... 51
Commuted Value - Definition .......  8      - Systematic Withdrawals ........ 52
Companion TIAA Certificate ........ 28    Maturity Date ..................... 18
Contestability .................... 27    Payee ............................. 19
Contract                                  Payment to an Estate, Trustee, etc  60
  - Consists of ................... 25    Premiums
Contractholder ....................  9      - Allocation of ................. 30
Correspondence with us ............ 67      - Overpayment of ................ 65
Death Benefit                               - Payment of .................... 29
  - Beneficiary ...................  6      - Taxes ......................... 31
  - Definition .................... 10    Proof of Survival ................. 63
  - Internal Transfers and Switches       Report of Accumulation ............ 53
    Available to a Beneficiary .... 43    Restrictions on Distributions
  - Methods of Payment ............ 40       - IRC Section 403(b) ........... 66
  - Naming Your Beneficiary ....... 39    Rules of the Fund - Definition .... 21
  - Number of Annuity Units ....... 41    Second Participant ................ 22
  - Payment of .................... 38    Service of Process upon CREF ...... 61
  - Payments after Death of               Tax-Free Rollover
    Beneficiary ................... 42      - Right to ...................... 59
Elections and Changes                     Valuation Day ..................... 24
  - Procedure ..................... 58
Employer  Program ................. 11
Funding Vehicle ................... 12
Income Benefit
  - Definition .................... 13
  - Internal Transfers and Switches
    under a Unit-Annuity .......... 37
  - Number of Annuity Units ....... 36
  - Options ....................... 34
  - Payments during a guaranteed
    period ........................ 35
  - Starting Payments ............. 33


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                             PART A: PARTICIPANT DATA

                       Participant:        [John D. Professor]
            Social Security Number:        [xxx-xx-xxxx]
                     Date of Birth:        [03 17 1963]
                        Issue Date:        [01 01 2004]
             Annuity Starting Date:        [04 01 2028]

                Certificate Number:        [X-xxxxxx-x]
 Companion TIAA Certificate Number:        [X-xxxxxx-x]
        Retirement Select Plus (II)
                   Contract Number:        [xxxxxxxx]
                    Contractholder:        [National Academy of Sciences]
                          Employer:        [ABC University]


The contract under which this certificate is issued is made and delivered in [the State of state], and is subject to the laws and regulations thereof.



                              VARIABLE TEXT ENTRIES


[The [beneficiary designation / premium allocation / beneficiary designation and the premium allocation] in effect for your CREF [RA, SRA, GRA, GSRA, (or other product name)] unit-annuity [number xxxxxxxx (if applicable)] as of this certificate's date of issue is now also in effect for this certificate. [You can change your premium allocation at any time, as explained in the Allocation of Premiums section.]


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                      PART B: TERMS USED IN THIS CERTIFICATE


1. ACCOUNTS. CREF maintains the following investment accounts, each with its own distinct investment portfolio:

            [The CREF STOCK ACCOUNT maintains a broadly diversified portfolio consisting primarily of common stocks.

            The CREF GLOBAL EQUITIES ACCOUNT maintains a broadly diversified portfolio consisting primarily of foreign and domestic common stocks.

            The CREF EQUITY INDEX ACCOUNT maintains a portfolio consisting primarily of domestic stocks selected to track the overall U.S. stock market.

            The CREF GROWTH ACCOUNT maintains a portfolio consisting primarily of common stocks that we believe present the opportunity for exceptional growth.

            The CREF SOCIAL  CHOICE  ACCOUNT  maintains  a portfolio  consisting
            primarily   of  common   stocks,   investment   grade  fixed  income
            securities, and short-term debt securities.

            The CREF MONEY  MARKET  ACCOUNT  maintains  a  portfolio  consisting
            primarily   of   short-term   debt   securities   and  money  market
            instruments.

            The CREF BOND MARKET ACCOUNT maintains a portfolio consisting primarily of investment grade fixed income securities.

            The CREF INFLATION-LINKED BOND ACCOUNT maintains a portfolio consisting primarily of inflation-indexed bonds issued by the U.S. Government and its agencies, foreign governments and corporate entities.]

            In the future, CREF may establish other accounts with other investment portfolios, and may delete accounts as described in section 57.

2. ACCUMULATION UNITS. Each CREF account maintains a separate accumulation unit value. The current value of each account's accumulation unit is based on the market value of that account's investments, and will be determined in accordance with the Rules of the Fund. The number of your accumulation units in any account under your certificate will be increased and decreased in accordance with the Rules of the Fund. The number will be increased if:

            A)    you allocate  premiums to that account under your certificate;
                  or

            B) you transfer to that account under your certificate from another CREF account or from your companion TIAA certificate;

            and the number will be decreased if:

            C)    any premium taxes are deducted from that account; or


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            D)    any  accumulation  units from that  account are applied to the payment of benefits or internal transfers; or

            E)    any required minimum distributions are paid from that account.

3. Your ACCUMULATION is equal to the sum of the value of all of your accumulation units in all of the accounts under your certificate. Your accumulation will provide the benefits described in your certificate.

4. Your ANNUITY STARTING DATE is the date you first exchange accumulation units for annuity units in order to provide unit-annuity payments. Your scheduled annuity starting date is shown on page 3. You may change your annuity starting date provided that it not be later than your required beginning date, as described in section 20.

5. An ANNUITY UNIT is the unit of payment for all unit-annuity benefits. The value of an annuity unit changes from time to time to reflect the investment, mortality and expense experience of the account. There is a separate and distinct annuity unit value for each income change method within each CREF account. The value of each annuity unit is determined, using actuarial methods, in accordance with the Rules of the Fund.

6. BENEFICIARIES are persons you name, in a form satisfactory to CREF as explained in section 39, to receive the death benefit if you die before your certificate's maturity date.

7. A BUSINESS DAY is any day that the New York Stock Exchange is open for trading. A business day ends at 4:00 P.M. Eastern time, or when trading closes on the New York Stock Exchange, if earlier.

8. The COMMUTED (discounted) VALUE is a one-sum amount paid in lieu of a series of payments that are not contingent upon the survival of a participant. The commuted value of a series of payments of annuity units is computed in accordance with the Rules of the Fund, in which it is referred to as the present value.

9. The CONTRACTHOLDER is the organization that remits premiums to this certificate.

10. The DEATH BENEFIT is the current value of your accumulation under this certificate at your death. It will be paid to your beneficiary under one of the methods set forth in Part E if you die before your certificate's maturity date.

11.   An  EMPLOYER  PROGRAM  is a program  satisfying  the  requirements  of IRC
      Section 403(b), or any other section providing similar benefits for employees.

12. A FUNDING VEHICLE is an annuity contract, custodial account, or trust designated to receive contributions under an employer program.

13. An INCOME BENEFIT is a variable income payable to you under one of the income options set forth in Part D.

14. INCOME CHANGE METHOD. Unit-annuity payments are determined under one of two income change methods. Under the annual income change method, the amount of each unit-annuity payment is revalued once each year. Under the monthly income change method, the amount of


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      each  unit-annuity  payment is revalued every month. The revaluation dates are defined in the Rules of the Fund.

15. An INTERNAL TRANSFER is the movement of accumulations between CREF accounts, or between this certificate and your companion TIAA certificate. The provisions concerning internal transfers are set forth in Part F.

16. The IRC is the Internal Revenue Code of 1986, as amended. All references to any section of the IRC shall be deemed to refer not only to such section but also to any amendment thereof and any successor statutory provisions.

17. A LUMP-SUM BENEFIT is a withdrawal in a single sum of all or part of your accumulation. The provisions concerning lump-sum benefits are set forth in Part G.

18. Your certificate's MATURITY DATE is the date as of which all accumulations under the certificate have been distributed or used to provide annuity benefits. As of the maturity date all of CREF's obligations under this certificate will have been satisfied.

19. The PAYEE is a person named to receive any periodic payments or amounts due under an income option or method of payment of the death benefit as explained in sections 35 and 42.

20. Your REQUIRED BEGINNING DATE is the latest date on which you can begin to receive your accumulation in accordance with the rules of the IRC. Generally, it is the April 1 following the calendar year in which you attain age [70 1/2] or, if later, the April 1 following the calendar yeAr in which you retire.

21. The RULES OF THE FUND govern all matters affecting your participation in CREF to the extent such matters are not specifically provided in this certificate. The Board of Trustees of CREF may amend the Rules of the Fund from time to time. Amendments to such Rules are effective only when approved by the Superintendent of Insurance of the State of New York as not being unfair, unjust, inequitable or prejudicial to the interest of anyone participating in CREF. A copy of the Rules of the Fund was furnished to you when this certificate was issued. You will be notified of all amendments to the Rules.

22. The SECOND PARTICIPANT is the person you name, if you choose to receive income under a two-life unit-annuity, to receive an income for life if he or she survives you. You may name any person eligible under CREF's practices then in effect to be a second participant.

23. A UNIT-ANNUITY is a series of periodic payments based on a specified number of annuity units payable at a stated payment frequency. Each unit-annuity payment is equal to the then-current value of one annuity unit multiplied by the number of annuity units payable. The value of each annuity unit will change either once each year or once each month according to the income change method you select. A CREF unit-annuity may be comprised of annuity units payable under one or both income change methods from one or more CREF accounts. The number of annuity units to be paid and their then-current value will be determined in accordance with the Rules of the Fund using actuarial methods. A unit-annuity benefit may be elected as described in Parts D and E.


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24.   A VALUATION  DAY is a day on which the dollar  values of the  accumulation units in the CREF accounts are established. The procedure for determining valuation days is contained in the Rules of the Fund.


                           PART C: CONTRACT AND PREMIUMS

25. The CONTRACT constitutes the entire contract between CREF and the contractholder, and the provisions therein alone will govern with respect to the rights and obligations of CREF, the contractholder, and you. The payment of premiums is the consideration for the contract.

            The contract may be amended by agreement of CREF and the contractholder without the consent of any other person, provided that such change does not reduce the number of your accumulation units or the number of annuity units purchased for you under the contract up to that time. Any endorsement or amendment of this certificate or waiver of any of its provisions will be valid only if in writing and signed by an executive officer of CREF.

26. This CERTIFICATE states the rights that you, the participant, have under the contract. It is issued in return for premiums remitted on your behalf.

27.   CONTESTABILITY. The contract is incontestable.

28. COMPANION TIAA CERTIFICATE. Teachers Insurance and Annuity Association of America (TIAA) is a companion organization to CREF. TIAA issued a companion TIAA Retirement Select Plus (II) certificate to you when you received this certificate. The certificate number is shown on page 3.

29. PREMIUMS for this certificate must be remitted under the terms of your employer program. Premiums include any transfers, other than internal transfers, to this certificate from other funding vehicles. Premiums may be stopped at any time without notice to CREF and then resumed without payment of any past due premium or penalty of any kind.

            CREF reserves the right to stop accepting premiums under the contract at any time. CREF will not accept premiums paid on your behalf after your certificate's maturity date or prior death. Premiums will be credited to your certificate as of the end of the business day in which they are received by CREF at the location that CREF will designate by prior written notice.

            Elective deferral contributions made to your TIAA or CREF contracts or certificates may not exceed the annual limits on elective deferrals described in section 402(g) of the IRC, or as otherwise permitted by law. CREF will refund the accumulated value of all excess premiums made to this certificate, as required by law.

30. ALLOCATION OF PREMIUMS. You allocate premiums among the CREF accounts. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions we have received from you in a form acceptable to CREF. If we have not received valid instructions from you, all premiums will be allocated to the CREF Money Market Account.

            CREF may stop accepting premiums to any CREF account at any time.


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31.   PREMIUM TAXES.  If state or local  government  premium taxes are incurred, they will be deducted from your certificate accumulation, to the extent permitted by law.

32. UNCONDITIONAL PROTECTION AGAINST LAPSE. Your certificate will not lapse after the first premium has been paid. No additional premiums are required.


                              PART D: INCOME BENEFITS

33. STARTING INCOME BENEFITS. An income benefit will be effective and payment will begin as of the date you have chosen, if you are then living and:

            A)    you have chosen one of the income options set forth in section
                  34;

            B) if you choose a one-life unit-annuity, we have received proof of your age; and

            C) if you choose a two-life unit-annuity, we have received proof of your age and the age of your second participant.

            You may not begin a one-life unit-annuity after you attain age 90, nor may you begin a two-life unit-annuity after you or your second participant attain age 90. If your accumulation is less than $5,000 on the effective date of an income benefit, CREF may choose instead to pay your accumulation to you in a single sum.

            At any time before you start to receive an income benefit, you may change the effective date for that income benefit to a date after the change, by written notice to CREF as explained in section 58.

34. INCOME OPTIONS are the ways in which you may have income benefits paid to you. You may change your choice of income option any time before payments begin, but once they have begun under an income option, the election to begin receiving benefits is irrevocable and no change can be made. Any choice of option or change of such choice must be made by written notice to CREF as explained in section 58.

            Your right to elect an option or change such election may be limited in accordance with sections 64 and 66. The availability of certain income options may be restricted by the IRC.

            As of the April 1 following  the  calendar  year in which you attain
      age  [70  1/2],  we  will  begin  distributions   satisfying  the  minimuM
      distribution rules of federal tax law unless you instruct us otherwise.

            The following are the income options from which you may choose. All of them provide an income for you, some provide that payments will continue for the lifetime of a second participant and some provide that payments will continue in any event during a guaranteed period as explained in section 35. The periodic amount paid to you or a surviving second participant depends on which of these options you choose.

            ONE-LIFE UNIT-ANNUITY. A payment will be made to you each month for as long as you live. You may include a guaranteed period of 10 or 20 years. If you do not include a guaranteed period, all payments will cease at your death. If you include a guaranteed period and you die before the end of that period, monthly payments will continue until the end of that period and then cease.


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            TWO-LIFE UNIT-ANNUITY.  A payment will be made to you each month for as long as you live. After your death, a payment will be made each month to the second participant you have named, for as long as he or
            she  survives   you.  You  cannot   change  your  choice  of  second
            participant after your payments begin. You may include a guaranteed period of 10 or 20 years. If you do not include a guaranteed period, all payments will cease when you and your second participant have both died. You may choose from among the following forms of two-life unit-annuity.

                  FULL BENEFIT TO SURVIVOR. At the death of either you or your second participant, the full number of annuity units that would have been paid if you both had lived will continue to be paid to the survivor. If you include a guaranteed period and you and your second participant both die before the end of the period chosen, the full number of annuity units that would have been paid if you both had lived will continue to be paid until the end of that period and then cease.

                  TWO-THIRDS BENEFIT TO SURVIVOR. At the death of either you or your second participant, two-thirds of the number of annuity units that would have been paid if you both had lived will continue to be paid to the survivor. If you include a guaranteed period and you and your second participant both die before the end of the period chosen, two-thirds of the number of annuity units that would have been paid if you both had lived will continue to be paid until the end of that period and then cease.

                  HALF BENEFIT TO SECOND PARTICIPANT. The full number of annuity units will continue to be paid as long as you live. After your death, if your second participant survives you, one-half of the number of annuity units that would have been paid if you had lived will continue to be paid to your second participant. If you include a guaranteed period and you and your second participant both die before the end of the period chosen, one-half of the number of annuity units that would have been paid if you had lived will continue to be paid until the end of that period and then cease.

            AUTOMATIC ELECTION PROVISION. If on your required beginning date, you have not met the requirements for starting income benefits as described in section 33, you will be deemed to have chosen a one-life unit-annuity with a 10-year guaranteed period, if allowed under federal tax law.

35. POST-MORTEM PAYMENTS DURING A GUARANTEED PERIOD. Any periodic payments or other amounts remaining due after your death and the death of your second participant, if any, during a guaranteed period will be paid to the payee named to receive them. You name the payee at the time you choose the income option, as described in section 58. You may later change the named payee. If you choose a two-life unit-annuity, your surviving second participant may change the named payees after your death, unless you direct otherwise.

            A payee may choose to receive in one sum the commuted value of any remaining periodic payments that do not involve life contingencies, unless you direct otherwise. If no payee was named to receive these payments, or if no one so named is then living, we will pay the remaining payments due or the commuted value of the remaining periodic payments in one sum to your estate, or to the estate of the last survivor of you and your second participant if you chose a two-life unit-annuity.


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            If a payee receiving payments during a guaranteed period option dies while payments remain due, the commuted value of any remaining payments due to that person will be paid to any other surviving payee that you (or your second participant) had named to receive them. If no payee so named is then living, the commuted value will be paid to the estate of the last payee who was receiving these benefit payments.

36. The NUMBER OF ANNUITY UNITS payable under each income change method in each account will be determined as of the effective date for the income benefit, in accordance with the Rules of the Fund, on the basis of:

            A) the value of the accumulation units in that account under your certificate that you convert to unit-annuity income;

            B)    the income option you choose;

            C)    if you choose a one-life unit-annuity, your age;

            D) if you choose a two-life unit-annuity, your age and your second participant's age; and

            E) the value of that account's annuity unit for the income change method selected.

            If your initial income benefit would be less than $100 a month, CREF will have the right to change to quarterly, semi-annual or annual payments, whichever will result in an initial payment of $100 or more and the shortest interval between payments.

            The number of annuity units payable from an account will change to reflect any internal transfers or switches you elect, as described in the Rules of the Fund.

37. INTERNAL TRANSFERS AND SWITCHES UNDER A UNIT-ANNUITY. After your annuity starting date, at least once in each calendar year you may:

            A) transfer annuity units payable from one CREF account into annuity units payable from another CREF account;

            B) transfer annuity units payable from one CREF account to receive future income under a comparable TIAA annuity;

            C) switch annuity units payable under one income change method to the other income change method in the same CREF account.

            Contracts and certificates are comparable if they are being paid under the same income option, and have the same participant (annuitant), second participant (second annuitant) if any, and remaining guaranteed period.

            The right to transfer or switch is subject to the availability of the unit-annuity or the income change method under the accounts, as described in section 57. Any internal transfer to TIAA is subject to the terms of the comparable TIAA certificate.


                               PART E: DEATH BENEFIT

38. PAYMENT OF THE DEATH BENEFIT. If you die before your certificate's maturity date, the death benefit will be payable to your beneficiary. We must receive the following in a form acceptable to CREF before any death benefit will be paid:

            A)    proof of your death;


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            B)    the choice of a method of payment as  provided  in section 40;
                  and

            C) proof of the beneficiary's age if the method of payment chosen is the one-life unit-annuity.

            Payment under the single-sum payment method will be made effective as of the date we receive these items; payment under the one-life unit-annuity method of payment will be effective and begin no later than the first day of the month after we have received these items.

            Upon   receipt  of  proof  of  your  death,   we  will  divide  your
      accumulation into as many portions as there are validly designated beneficiaries for your certificate. Each validly designated beneficiary will then have the right to make elections available under this certificate in connection with his or her portion of the accumulation.

39. NAMING YOUR BENEFICIARY. Beneficiaries are persons you name to receive the death benefit if you die before your certificate's maturity date. At any time before your certificate's maturity date, you may name, change, add or delete your beneficiaries by written notice to CREF as explained in section 58.

            You can name two classes of beneficiaries, primary and contingent, which set the order of payment. At your death, your beneficiaries are the surviving primary beneficiary or beneficiaries you named. If no primary beneficiary survives you, your beneficiaries are the surviving contingent beneficiary or beneficiaries you named. The share of any named beneficiary in a class who does not survive will be allocated in equal shares to the beneficiaries in such class who do survive, even if you've provided for these beneficiaries to receive unequal shares.

            The death benefit will be paid to your estate in one sum if: you name your estate as beneficiary; or none of the beneficiaries you have named is alive at the time of your death; or at your death you had never named a beneficiary. If distributions to a named beneficiary are barred by operation of law, the death benefit will be paid to your estate.

40. METHODS OF PAYMENT are the ways in which your beneficiary may receive the death benefit. You may choose the method of payment and change your choice at any time before payments begin. After your death, your beneficiary may change the method chosen by you, if you so provide. If you do not choose a method of payment, your beneficiary will make the choice when he or she becomes entitled to payments. If the amount of the death benefit due to any one beneficiary is less than $5,000, CREF may change the method of payment for the portion of the death benefit payable to that beneficiary to the single-sum payment method. The right to elect a method or change such election may be limited in accordance with section 64.

            A beneficiary may not begin to receive the death benefit under the one-life unit-annuity method after he or she attains age 90. If you die before your certificate's maturity date and have chosen the one-life unit-annuity method for a beneficiary who has attained age 90, he or she must choose another method. Your beneficiary can transfer all or part of your accumulation to TIAA in order to receive that portion of the death benefit under a method of payment offered by TIAA. Such transfer can be for all of an accumulation or for any part thereof not less than $1,000. Any choice of method or change of such choice must be made by written notice to CREF, as explained in section 58.

            Generally, the distribution of the death benefit under any method of payment must be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary's life expectancy.


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            As of the April 1 following  the  calendar  year in which you attain
      age  [70  1/2],  we  will  begin  distributions   satisfying  the  minimuM
      distribution rules of federal tax law unless you instruct us otherwise.

            The distribution of the death benefit under a method of payment must be made in such a form and begin at such date as meets the requirements of the IRC and the regulations thereunder. If such method of payment has not been chosen to begin by that date, we will elect a method of payment in accordance with the requirements of the IRC and any regulations thereunder. The following are the methods of payment:

            SINGLE-SUM  PAYMENT.   The  death  benefit  will  be  paid  to  your
            beneficiary in one sum.

            ONE-LIFE UNIT-ANNUITY. A payment will be made to your beneficiary each month for life. A guaranteed period of 10 or 20 years may be included. If a guaranteed period isn't included, all payments will cease at the death of your beneficiary. If a guaranteed period is included and your beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease, as explained in section 42.

41. The NUMBER OF ANNUITY UNITS PAYABLE TO A BENEFICIARY from each account under each income change method will be determined as of the date the unit-annuity begins, in accordance with the Rules of the Fund, on the basis of:

            A) the value of the accumulation units in that account under your certificate that are converted to unit-annuity income;

            B)    the method of payment chosen for the death benefit;

            C) if the method chosen is the one-life unit-annuity, the age of your beneficiary; and

            D) the value of that account's annuity unit for the income change method selected.

            The number of annuity units payable from an account will change to reflect any internal transfers or switches a beneficiary elects as described in the Rules of the Fund. If any method chosen would result in an initial payment of less than $100 a month, CREF will have the right to require a change in choice that will result in an initial payment of at least $100.

42. PAYMENTS AFTER THE DEATH OF A BENEFICIARY. Any periodic payments or other amounts remaining due after the death of your beneficiary during a guaranteed period will be paid to the payee named by you or your beneficiary to receive them, by written notice to CREF as explained in section 58. The commuted value of these payments may be paid in one sum unless we are directed otherwise.

            If no payee has been named to receive these payments, or if no one so named is living at the death of your beneficiary, the commuted value will be paid in one sum to your beneficiary's estate.

            If a payee receiving these payments dies before the end of the guaranteed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

43. INTERNAL TRANSFERS AND SWITCHES AVAILABLE TO A BENEFICIARY. If your beneficiary is receiving unit-annuity income under this certificate from a death benefit method, he or she will have the same opportunity to transfer or switch as you would have had under an income option, as described in section 37.


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                            PART F: INTERNAL TRANSFERS

44. INTERNAL TRANSFERS. You may transfer your entire accumulation in a CREF account under your certificate, or any part thereof not less than $1,000, to purchase accumulation units in one of the other CREF accounts under your certificate, or to your companion TIAA certificate. If you have an accumulation in your companion TIAA certificate, you may transfer from that certificate to this certificate. Any internal transfer to or from TIAA is subject to the terms of your companion TIAA certificate. CREF reserves the right to limit internal transfers from each account to not more than one in a calendar quarter. CREF reserves the right to stop accepting internal transfers to any CREF account at any time.

45. EFFECTIVE DATE OF INTERNAL TRANSFER. An internal transfer will be effective as of the end of the business day in which we receive your written request for an internal transfer. You may defer the effective date of the internal transfer until any business day following the date on which we receive your written request. CREF will determine all values as of the end of the effective date. You can't revoke a request for an internal transfer after its effective date.

46. SYSTEMATIC TRANSFERS. You may elect to have transfers made on a systematic basis. Systematic transfers may be made semi-monthly, monthly, quarterly, semi-annually or annually. Semi-monthly transfers are made twice a month, with the second payment scheduled 14 days after the first payment. You choose which day the transfer will be made, except that if the date of a scheduled transfer is not a business day, the transfer will be made on the following business day. Transfers will continue until you tell us to stop or your accumulation in the selected account is insufficient to support the transfer. Systematic transfers are subject to all the provisions described above for transfers, except that a reduced minimum amount of $100 applies to such transfers.

47. CREDITING INTERNAL TRANSFERS. Internal transfers to a CREF account purchase accumulation units as of the end of the effective date of the internal transfer, in accordance with the Rules of the Fund.

48. INTERNAL TRANSFER TO BEGIN INCOME FROM TIAA. You may transfer all or part of your accumulation units from a CREF account under your certificate to TIAA to purchase a guaranteed lifetime annuity income with benefits beginning immediately. Such transfers may be made at any time on or before your certificate's maturity date. The guaranteed benefit for the TIAA certificate will be determined on whichever of these bases produces the largest guaranteed payments:

            A)    (1)   interest at the effective annual rate of 2%;

                  (2) mortality according to the Annuity 2000 mortality table (TIAA Merged Gender Mod A), with ages set back one year for each completed year between January 1, 1997 and the effective date of the internal transfer; and

                  (3)   a charge of 3.5% for expenses and contingencies;


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            B)    the basis applicable to internal  transfers to the Traditional
                  Annuity under your companion TIAA Retirement Select Plus (II) certificates on the effective date of the internal transfer; or

            C) the interest rate, mortality table, and charge for contingencies and expenses in use for any individual single premium immediate annuities being offered by TIAA when the payments start.


                             PART G: LUMP-SUM BENEFITS

49. AVAILABILITY OF THE LUMP-SUM BENEFIT. You may, subject to the limits described below, withdraw as a lump-sum benefit all of a specified account's accumulation units, or any part thereof not less than $1000. CREF reserves the right to limit lump-sum benefits from each account to not more than one in a calendar quarter. If you have a severance of employment with your employer, we may choose to distribute your accumulation to you as a lump-sum benefit subject to the restrictions on mandatory distributions under the IRC.

            Federal tax law may restrict distributions, as described in section 66.

50. EFFECTIVE DATE OF A LUMP-SUM BENEFIT. Any choice of lump-sum benefit must be made by written notice to CREF on or before your certificate's maturity date, as explained in section 58. A lump-sum benefit will be effective as of the business day on which we receive, in a form acceptable to CREF, your request for a lump-sum benefit.

            You may choose to defer the effective date of the lump-sum benefit until any business day following the date on which we receive the above requirements. CREF will determine all values as of the end of the effective date in accordance with the Rules of the Fund. You can't revoke a request for a lump-sum benefit after its effective date.

51.   PAYMENT OF A LUMP-SUM BENEFIT. A lump-sum benefit may be paid:

            A)    to you as a cash withdrawal;

            B) to another funding vehicle as a direct transfer under federal tax law; or

            C) to a TIAA IRA contract, a CREF IRA certificate, or to a funding vehicle whether or not it is offered by CREF or TIAA, as a tax-free rollover, as permitted in section 59.

52. SYSTEMATIC WITHDRAWALS. You may elect to have lump-sum benefits made on a systematic basis. Systematic withdrawals may be made semi-monthly, monthly, quarterly, semi-annually or annually. Semi-monthly withdrawals are made twice a month, with the second payment scheduled 14 days after the first payment. You choose which day the lump-sum benefit will be paid, except that if the date of a scheduled lump-sum benefit is not a business day, it will be paid on the following business day. Withdrawals will continue until you tell us to stop or until the portion of your accumulation available for withdrawal in the selected account is insufficient to support the withdrawal. Systematic withdrawals are subject to all the provisions described above for lump-sum benefits, except that a reduced minimum amount of $100 applies.


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                        PART H: GENERAL PROVISIONS

53. REPORT OF ACCUMULATION. At least once each year, we will provide you with a report for your certificate showing the value of your accumulation (death benefit) as of a date specified in the report.

54.   NO LOANS. This certificate does not provide for loans.

55. NO ASSIGNMENT OR TRANSFER. Neither you nor any other person may assign, pledge, or transfer ownership of this certificate or any benefits under its terms. Any such action will be void and of no effect.

56. PROTECTION AGAINST CLAIMS OF CREDITORS. The benefits and rights accruing to you or any other person under this certificate are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

57. CREF'S RIGHT TO STOP OFFERING AN ACCOUNT, UNIT-ANNUITIES FROM AN ACCOUNT, OR AN INCOME CHANGE METHOD FOR UNIT-ANNUITIES FROM AN ACCOUNT. CREF can delete or stop providing unit-annuities in any account, including any future accounts, except the Stock Account and the Money Market Account. CREF can also stop providing unit-annuities payable under either the annual or monthly income change method from any current or future CREF account.

            If you have accumulation units in an account that is deleted, you must transfer them to another CREF account. If you do not make a choice, CREF will transfer your accumulation units to the CREF Money Market Account, where you can leave them or subsequently transfer them in accordance with the transfer provisions then applicable.

            If you have annuity units payable from an account that is deleted or in which CREF stops providing unit-annuities, you must transfer them to another CREF account that maintains annuity units or to TIAA in accordance with the provisions of Part F. If you do not make a choice, CREF will transfer your annuity units to the CREF Money Market Account, where you can leave them or subsequently transfer them in accordance with the transfer provisions then applicable.

            If you have annuity units payable under an income change method from an account and CREF stops providing that income change method, you must:

            1) switch those annuity units to the other income change method in the same account;

            2) transfer them to another CREF account then offering the same income change method; or

            3) transfer them to TIAA in accordance with the provisions of Part F.

      If you do not tell us to transfer or switch your annuity units, we will switch them to the other income change method in the same account.

            At any time, CREF can switch all annuity units payable under the annual income change method in any CREF account to the monthly income change method.

            All elections and choices made in connection with an income option or method of payment of the death benefit and in effect as of the date of transfer will remain in effect. The number of annuity units in the account to which the unit-annuity is transferred will be determined in accordance with the Rules of the Fund.


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58.   PROCEDURE FOR ELECTIONS AND CHANGES. You (or your beneficiaries after your death) have to make any choice or changes available under your certificate in a form acceptable to CREF at our home office in New York, NY, or at another location that we designate. If you (or your beneficiaries after your death) send us a notice changing your beneficiaries or other persons named to receive payments, it will take effect as of the date it was signed even if you (or any other signer) then die before the notice actually reaches CREF. Any other notice will take effect as of the date CREF receives it. If CREF takes any action in good faith before receiving the notice, we won't be subject to liability even if our acts were contrary to what was stated in the notice.

            For purposes of determining the effective dates of any transactions, transaction requests will only be deemed to have been received when they are received by CREF, or its appropriately designated agent, in good order, in accordance with procedures established by CREF or as required by law. CREF reserves the right to limit the number of transactions that you may make effective on a single business day.

59. RIGHT TO A TAX-FREE ROLLOVER. If you or your surviving spouse (or your spouse or former spouse as an alternate payee under a "qualified domestic relations order," as defined in the IRC) receive a distribution from your certificate which qualifies as an eligible rollover distribution under IRC
      Section 402(c)(4), any portion of it may be paid as a direct rollover to an eligible retirement plan. An eligible retirement plan is, to the extent permitted by law, a plan satisfying the requirements of IRC Section 401(a), 403(a), 403(b), 408 or to the extent that the plan sponsor is a state or local government, Section 457(b).

            Retirement plans eligible for such rollovers may, in the future, be changed by law. If such changes become effective, your certificate will be governed by the laws and regulations then applicable.

60. PAYMENT TO AN ESTATE, TRUSTEE, ETC. CREF reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity that isn't a natural person. CREF won't be responsible for the acts or neglects of any executor, trustee, guardian, or other third party receiving payments under this certificate.

            If you designate a trustee of a trust as beneficiary, CREF is not obliged to inquire into the terms of the underlying trust or any will.

            If death benefits become payable to the designated trustee of a testamentary trust, but:


            A) no qualified trustee makes claim for the benefits within nine months after your death; or

            B) evidence satisfactory to CREF is presented at any time within such nine-month period that no trustee can qualify to receive the benefits due,

      payment will be made to the successor beneficiaries, if any are designated and survive you; otherwise payment will be made to the executors or administrators of your estate.

            If benefits become payable to an INTER-VIVOS trustee (the person appointed to execute a trust created during an individual's lifetime), but the trust is not in effect or there is no qualified trustee, payment will be made to the successor beneficiaries, if any are designated and survive you; otherwise payment will be made to the executors or administrators of your estate.

            Payment  to  any  trustee,   successor  beneficiary,   executor,  or
      administrator, as provided for above, shall fully satisfy CREF's payment obligations under this certificate to the extent of such payment.


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61.   SERVICE OF PROCESS  UPON CREF.  We will  accept  service of process in any action or suit against us on this certificate in any court of competent jurisdiction in the United States or Puerto Rico provided such process is properly made. We will also accept such process sent to us by registered mail if the plaintiff is a resident of the jurisdiction in which the action or suit is brought. This section does not waive any of our rights, including the right to remove such action or suit to another court.

62. BENEFITS BASED ON INCORRECT DATA. If the amount of benefits is determined by data as to a person's age or sex that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by CREF, adjustments will be made in accordance with the Rules of the Fund.

63. PROOF OF SURVIVAL. CREF reserves the right to require satisfactory proof that anyone named to receive benefits under the terms of your certificate is alive on the date any benefit payment is due. If this proof is not received after it has been requested in writing, CREF will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a two-life unit-annuity CREF has overpaid benefits because of a death of which we were not notified, subsequent payments will be reduced or withheld until the amount of the overpayment, plus compound interest at the effective annual rate of 6% per year, has been recovered.

64. COMPLIANCE WITH LAWS AND REGULATIONS. CREF will administer your certificate to comply with the restrictions of all laws and regulations pertaining to the terms and conditions of your certificate. You cannot elect any benefit or exercise any right under your certificate if the election of that benefit or exercise of that right is prohibited under an applicable state or federal law or regulation.

            The choice of income options and effective dates, annuity starting date, beneficiary or second participant, method of payment of the death benefit and effective date, and the availability of internal transfers and lump-sum benefits as set forth in this certificate are subject to the applicable restrictions, distribution requirements, and incidental benefit requirements of the IRC, and any rulings and regulations issued under the IRC.

65. OVERPAYMENT OF PREMIUMS. Any payments of premiums made in error by the contractholder in excess of those required by the employer program will be refunded to the contractholder if requested in writing by the contractholder prior to the certificate's maturity date subject, however, to prior transfers or lump-sum benefits made from such funds. CREF is entitled to rely on information provided by the contractholder. The contractholder shall indemnify CREF and hold CREF harmless for any action taken in reliance on such request.

66. RESTRICTIONS ON DISTRIBUTIONS. IRC Section 403(b) limits distributions from your certificate. In general, IRC Section 403(b) prohibits the distribution to you of the portion of your accumulation equal to:

            A)    amounts  attributable to funds transferred to this certificate
                  from  a  custodial  account   established  under  IRC  Section
                  403(b)(7); plus

            B) amounts attributable to premiums paid to an IRC Section 403(b)(1) annuity contract as elective deferrals under a salary reduction agreement (within the meaning of IRC Section 403(b)(11)); less


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            C)    the value,  if any, of the amounts  described in B) determined as of December 31, 1988.

        until you:

            (1)   reach age 59 1/2;

            (2)   have a severance from  employment with respect to the employer
                  under   whose   program   the   aforementioned    portion   is
                  attributable;

            (3)   die;

            (4)   become disabled within the meaning of IRC Section 72(m)(7); or

            (5)   encounter  financial  "hardship"  within  the  meaning  of IRC
                  Section 403(b).

            In the case of hardship, IRC Section 403(b) generally requires that any earnings credited after December 31, 1988 and any contributions paid after December 31, 1988 to a custodial account established under IRC
      Section 403(b)(7) that are not elective deferrals under a salary reduction agreement, will not be available for distribution.

            Any request for an early withdrawal due to disability, hardship, or severance from employment must be submitted with evidence of the disability, hardship, or severance from employment on forms satisfactory to CREF and must not be inconsistent with applicable law.

67. CORRESPONDENCE AND REQUESTS FOR BENEFITS. No notice, application, form, or request for benefits will be deemed to be received by us unless it is received at our home office in New York, NY, or at another location that we designate. All benefits are payable at our home office or at another location that we designate. If you have any questions about the contract, your certificate, or inquiries about our service, or if you need help to resolve a problem, you can contact us at the address or phone number below.

                                      [CREF
                                730 Third Avenue
                             New York, NY 10017-3206
                            Telephone: 800 842-2733]








                              GROUP FLEXIBLE PREMIUM
                         DEFERRED VARIABLE UNIT-ANNUITY



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                                                                         Page 19
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                       COLLEGE RETIREMENT EQUITIES FUND
                                    (CREF)
                  730 THIRD AVENUE, NEW YORK, NY  10017-3206

           ENDORSEMENT TO CREF RETIREMENT UNIT-ANNUITY CERTIFICATE


This endorsement modifies the provisions of your CREF Retirement Unit-Annuity Certificate and becomes part of it. Please read this endorsement and attach it to your certificate.

ALL REFERENCES TO THE TERMS OF AN EMPLOYER'S PLAN AND TO ERISA ARE DELETED AND ARE NOT APPLICABLE TO THIS CERTIFICATE.

THE TERM REQUIRED BEGINNING DATE IS REPLACED WITH THE FOLLOWING:

      Your REQUIRED BEGINNING DATE is the first of the month in which you turn age 90.

THE MINIMUM DISTRIBUTION ANNUITY INCOME OPTION IS NOT AVAILABLE UNDER THIS CERTIFICATE.

A LUMP-SUM BENEFIT MAY NOT BE PAID TO ANOTHER FUNDING VEHICLE AS A DIRECT TRANSFER UNDER FEDERAL TAX LAW. ANY REFERENCE TO THE CONTRARY IS DELETED.

THE FOLLOWING PROVISIONS ARE ADDED:

      DISTRIBUTION REQUIREMENTS UPON THE DEATH OF THE PARTICIPANT. Notwithstanding any other provision in your certificate, if you die before the annuity starting date, we will pay the death benefit in accordance with the requirements of Section 72(s) of the Internal Revenue Code of 1986, as amended. Thus, the death benefit must be distributed within five years of the death of the participant. However, if your beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of your death, the distribution may be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary's life expectancy. If your spouse is the sole death benefit payee, he or she may choose to become the owner and continue the certificate. If your spouse is the sole death benefit payee and does not make a choice within 60 days of the date we receive due proof of death, he or she will automatically become the owner of the certificate as of the date of your death. CREF may effect such transfer of ownership to your surviving spouse under a Method of Payment of the Death Benefit chosen by CREF.

            If you die on or after the annuity starting date, any income benefit remaining due must be distributed at least as rapidly as under the income option on which income benefit payments were being made as of the date of death.

      MINIMUM PREMIUMS. Premiums for this certificate may be paid in any amount not less than $100 each.

      ACCOUNT AVAILABILITY. Your certificate does not provide for participation in the Inflation-Linked Bond Account. Notwithstanding any other provisions of your certificate, you cannot allocate premiums to the Inflation-Linked Bond Account and you cannot make internal transfers from another CREF account or from a TIAA annuity to the Inflation-Linked Bond Account.


                                             /s/ Herbert M. Allison, Jr.
                                             ---------------------------
                                               CHAIRMAN, PRESIDENT AND
                                               CHIEF EXECUTIVE OFFICER


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CREF-ATRA                                                                Page E1